                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              PMT SERVICES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                              PMT SERVICES, INC.
                        3841 Green Hills Village Drive
                          Nashville, Tennessee  37215





TO OUR SHAREHOLDERS:

     On behalf of the Board of Directors and management, I invite you to attend the Annual Meeting of Shareholders of PMT Services, Inc. to be held on December 19, 1997, at 10:00 A.M., Central Standard Time, at the Company's corporate headquarters, 3841 Green Hills Village Drive, Nashville, Tennessee.

     The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon.

     In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the shareholders.

     It is important that your shares be represented at the meeting. Whether or not you plan to attend in person, you are requested to mark, sign, date and promptly return the enclosed proxy in the envelope provided.



                              Sincerely yours,



                              Richardson M. Roberts
                              Chairman of the Board
                              and Chief Executive Officer

                              PMT SERVICES, INC.
                        3841 Green Hills Village Drive
                          Nashville, Tennessee 37215

                         ____________________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD
                               DECEMBER 19, 1997
                         ____________________________

     Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of PMT Services, Inc. ("PMT" or the "Company") will be held on December 19, 1997, at 10:00 A.M., Central Standard Time, at the Company's corporate headquarters, 3841 Green Hills Village Drive, Nashville, Tennessee, for the following purposes:

          1.  To elect two nominees as Class I directors of the Company;

          2. To approve the amendment and restatement of the Company's 1994 Incentive Stock Plan to (i) increase the number of shares of Common Stock authorized thereunder from 3,795,000 to 4,195,000, (ii) eliminate the requirement of shareholder approval of certain administrative amendments,
     (ii) eliminate the restriction on the transfer of nonqualified stock options, (iv) appoint the Compensation Committee of the Board of Directors as administrator, (v) authorize the Chief Executive Officer of the Company, its President, and persons designated by the Compensation Committee to grant awards to certain non-executive individuals and (vi) make other administrative modifications with respect to the grant of options;

          3. To approve the amendment and restatement of the Company's 1994 Non-Employee Director Stock Option Plan to (i) eliminate the restriction on the transfer of options, (ii) eliminate the requirements of shareholder approval of certain administrative amendments, (ii) appoint the Compensation Committee of the Board of Directors as administrator, and (iv) make other administrative modifications with respect to the grant of options;

          4. To approve the Company's 1997 Executive Stock Incentive Plan to provide a performance incentive to key employees and executives of the Company as an encouragement to remain with the Company and to more closely align their interests with the interests of the Company and its shareholders;

          5. To ratify the appointment of Price Waterhouse LLP as the independent accountants of the Company for the fiscal year ending July 31, 1998; and

          6. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on October 27, 1997, are entitled to notice of and to vote at the Annual Meeting.



Dated:  November 21, 1997

                              By Order of the Board of Directors,



                              Vickie G. Johnson
                              Secretary

                              PMT SERVICES, INC.
                        3841 Green Hills Village Drive
                          Nashville, Tennessee 37215

                         ____________________________

                                PROXY STATEMENT
                                    FOR THE
                        ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 19, 1997
                         ____________________________



INFORMATION CONCERNING THE SOLICITATION

     This Proxy Statement is furnished to holders of Common Stock, $.01 par value per share ("Common Stock"), of PMT Services, Inc. ("PMT" or the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the annual meeting of shareholders of the Company (the "Annual Meeting") to be held on December 19, 1997, at 10:00 A.M., Central Standard Time, at the Company's corporate headquarters, 3841 Green Hills Village Drive, Nashville, Tennessee, and at any adjournments or postponements thereof.

     A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, is required to constitute a quorum. If a quorum is not present at the time of the Annual Meeting, or if for any reason the Company believes that additional time should be allowed for the solicitation of proxies, the Company may adjourn or postpone the Annual Meeting with or without a vote of the shareholders. If adjournment is proposed by the Company, the person named on the enclosed proxy card will vote such shares for which they have voting authority in favor of adjournment.

     At the Annual Meeting, the shareholders will vote upon the election of two Directors, the approval of the amendment and restatement of the Company's 1994 Incentive Stock Plan, the approval of the amendment and restatement of the Company's 1994 Non-Employee Director Stock Option Plan and the approval of the Company's 1997 Executive Stock Incentive Plan. The shareholders will also be asked to ratify the appointment of Price Waterhouse LLP as independent accountants to audit financial statements of the Company for the current fiscal year.

     All shares of Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not properly revoked will be voted at the Annual Meeting in accordance with the instructions indicated thereon. If no specification is made, the proxies will be voted in favor of the matters listed on the proxy card. Directors must be elected by a plurality of votes cast (in person or by proxy) by the holders of Common Stock entitled to vote at the Annual Meeting if a quorum is present. All other matters shall be determined based upon the vote of the majority of votes cast (in person or by proxy) by the holders of Common Stock entitled to vote at the Annual Meeting if a quorum is present. Abstentions and broker non-votes will be counted for purposes of constituting a quorum, but will not have the effect of voting in opposition to a director or of a vote against the other proposals.

     The Board of Directors knows of no other business to be presented at the meeting. If any other business is properly presented, the persons named in the enclosed proxy have authority to vote in accordance with the recommendations of the Board of Directors. A proxy may be revoked at any time prior to the voting thereof by written request to the Company at 3841 Green Hills Village Drive, Nashville, Tennessee 37215, Attention: Vickie G. Johnson, Secretary. A proxy may also be revoked by submission to the Company of a more recently dated proxy. The giving of a proxy will not affect the right of the shareholders to attend the meeting and vote in person. A shareholder may revoke a proxy and vote in person at the meeting by delivering an instrument of revocation to the Secretary no later than 10:00 A.M., Central Standard Time, on the date of the meeting.

     In voting by proxy in regard to the election of two nominees as Class I directors to serve until the annual meeting of shareholders for which such director's class will stand for election, shareholders may vote in favor of both nominees, withhold their votes as to both nominees or withhold their votes as to a specific nominee. If no instructions are indicated, such proxies will be voted FOR the election of both nominees as directors.

     The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Company. The entire cost of soliciting these proxies will be borne by the Company. In addition to being solicited through the mails, proxies may be solicited personally or by courier service, telephone or telegraph by officers, directors and employees of the Company, who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons, who will be reimbursed for their reasonable expenses incurred in such connection. It is expected that this Proxy Statement will first be sent to shareholders on or about November 21, 1997.

SHAREHOLDERS' PROPOSALS FOR 1999 ANNUAL MEETING

     Shareholders' proposals intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company no later than July 16, 1998, for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

OUTSTANDING VOTING SECURITIES

     Only shareholders of record on October 27, 1997, are entitled to notice of and to vote at the Annual Meeting. On that date there were 42,102,915 shares of Common Stock issued and outstanding. Each share has one vote.

                      PROPOSAL 1:  ELECTION OF DIRECTORS

     The Company's Amended and Restated Charter, as amended, provides that the Board of Directors shall consist of not less than three nor more than nine members. The Directors have determined that the Board of Directors shall consist of six members. The Company's Amended and Restated Charter, as amended, provides that the Board of Directors shall be divided into three classes of as nearly equal size as possible. The Board of Directors has authorized two positions in each of Class I, II and III.

     The term of the Class I Directors expires at the 1998 Annual Meeting. The Board of Directors has nominated the two individuals named below as "Class I Nominees" for election as Directors to serve until the 2001 Annual Meeting or until their earlier retirement from the Board of Directors. If any nominee or nominees should be unable to accept nomination or election as a Director, which is not expected, the proxies may be voted with discretionary authority for a substitute or substitutes designated by the Board of Directors.

CLASS I NOMINEES

     The following table shows the names, ages and principal occupations of the nominees to become Class I Directors and the year in which each nominee was first elected to the Board of Directors.




                                Principal                          Director
Name                   Age      Occupation                          Since
----                   ---      ----------                          -----
Robert C. Fisher, Jr.   38      President of Corporate Supply        1992
                                Network, Inc.

Harold L. Siebert       52      Chief Executive Officer of           1994
                                Inforum, Inc.

     Mr. Fisher has served as a Director of the Company since September 1992. Currently, Mr. Fisher is President of Corporate Supply Network, Inc., a wholesaler of office supply products. Mr. Fisher was Vice President of Massey Burch Capital Corp. from January 1994 to July 1995, and served as a Vice President of Massey Burch Investment Group, Inc., a predecessor of Massey Burch Capital Corp., from January 1989 to January 1994. Mr. Fisher serves on the Board of Directors of Communications Central, Inc., an owner and operator of pay telephones.

     Mr. Siebert has served as a Director of the Company since January 1994. Currently, Mr. Siebert is Chief Executive Officer of Inforum, Inc., a Nashville-based health care information company. Mr. Siebert was Bureau Chief of TennCare, a specialized Medicare waiver program administered by the State of Tennessee from 1995 to 1996, served as a consultant to several national health care information companies from 1993 to 1995 and Chief Executive Officer of Inforum, Inc. from 1987 to 1993.

REQUIRED VOTE

     Directors are elected by a plurality of the votes cast by the shares entitled to vote at a meeting at which a quorum is present. The Amended and Restated Charter, as amended, of the Company does not permit shareholders to cumulate their votes in the election of Directors. As a result, each shareholder may cast one vote per share for each nominee.

             THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THE
                       ELECTION OF THE CLASS I NOMINEES.

CONTINUING DIRECTORS

     The persons named below will continue to serve as Directors until the annual meeting of shareholders in the year indicated and until their successors are elected and take office. Shareholders are not voting on the election of the Class II and Class III Directors. The following table shows the names, ages and principal occupations of each continuing Director and the year in which each was first elected to the Board of Directors.



                                    Principal                          Director
Name                       Age      Occupation                          Since
----                       ---      ----------                          -----
Gregory S. Daily(1)         38      President and Treasurer of PMT       1984

Stephen D. Kane(1)          54      President of Stephen D. Kane         1997
                                    Enterprises

Richardson M. Roberts(2)    39      Chairman of the Board and Chief      1984
                                    Executive Officer of PMT

Leslie D. Coble(2)          39      Vice President of Equitable          1987
                                    Securities Corporation

______________
(1)  Class II Director (term expires at the 1999 Annual Meeting of Shareholders)
(2)  Class III Director (term expires at the 2000 Annual Meeting of
     Shareholders)

     Mr. Daily has served as Treasurer and as a Director of the Company since co-founding the Company in August 1984. Mr. Daily also served as Vice President, Chief Operating Officer and Secretary of the Company from August 1984 to December 1995, and currently serves as President of the Company. Mr. Daily was previously employed with Comdata Network, Inc. as a telemarketing representative.

     Mr. Kane replaced Charles R. Burtzloff as a Director of the Company on April 23, 1997. Mr. Kane has been President of Stephen D. Kane Enterprises, a business consulting firm, since December 1995. Mr. Kane was Vice Chairman and Chief Administrative Officer of First Financial Management Company ("FFMC") from January 1995 to November 1995, and served as Senior Executive Vice President and Chief Accounting Officer of FFMC from January 1993 to January 1995.

     Mr. Roberts has served as Chief Executive Officer of the Company, Chairman of the Board and as a Director since co-founding the Company in August 1984.
Mr. Roberts also served as President of the Company from August 1984 to December 1995. Mr. Roberts was previously employed with Comdata Network, Inc. as a national sales representative.

     Mr. Coble has served as a Director of the Company since November 1987. Mr. Coble has been a Vice President of Equitable Securities Corporation since 1990.

     During the last fiscal year, the Board of Directors held nine meetings. No Director attended less than 75% of the meetings held during fiscal year 1997, except for Charles R. Burtzloff who resigned without disagreement on March 27, 1997.

     The Board of Directors has two committees -- a Compensation Committee and an Audit Committee. The Board of Directors does not have a Nominating Committee.

     Members of the Compensation Committee during fiscal year 1997 were Leslie
D. Coble and Harold L. Siebert. The Compensation Committee was appointed by the Board of Directors to administer the Company's stock incentive plans and recommend to the Board of Directors compensation of the Company's executive officers. During fiscal year 1997, the Compensation Committee held one meeting, and each member attended the meeting.

     Members of the Audit Committee during fiscal year 1997 until March 27, 1997, were Charles R. Burtzloff and Robert C. Fisher, Jr. The vacancy on the Audit Committee created by Mr. Burtzloff's resignation from the Board on March 27, 1997, remained unfilled during the balance of fiscal year 1997. The Audit Committee was appointed by the Board of Directors to recommend the annual appointment of the Company's auditors, with whom the Audit Committee reviews the scope of audit and non-audit assignments and related fees, accounting principles used by the Company in financial reporting, internal auditing procedures and the adequacy of the Company's internal control principles. During fiscal year 1997, the Audit Committee held one meeting.

     Members of the Compensation Committee and the Audit Committee are typically selected once each year. It is currently expected that the Board of Directors will appoint members to these committees, at the meeting of the Board of Directors that will follow the 1998 Annual Meeting.

COMPENSATION OF DIRECTORS

     Directors not otherwise employed by the Company receive a retainer of $250 per month and a fee of $1,500 plus expenses for each regularly scheduled meeting. The $1,500 meeting fee is payable at the election of each director either in cash or in shares of restricted Common Stock valued at the closing price of the Common Stock on the date preceding the annual meeting. In addition, non-employee Directors are entitled to receive options pursuant to the Company's 1994 Non-Employee Director Stock Option Plan (the "Director Plan"). See "Proposal 3 - Approval of Amendment and Restatement of the Company's 1994 Non-Employee Director Stock Option Plan."

              PROPOSAL 2:  APPROVAL OF AMENDMENT AND RESTATEMENT
                  OF THE COMPANY'S 1994 INCENTIVE STOCK PLAN

     The Company's Board of Directors has adopted, subject to the approval of the shareholders, an amendment and restatement of the Company's 1994 Incentive Stock Plan (the "1994 Plan"). The following is a brief description of the material terms of the amendment and restatement of the 1994 Plan. This description is qualified in its entirety by reference to the full text of the amendment and restatement of the 1994 Plan which is attached hereto as Appendix A.


DESCRIPTION OF THE AMENDMENT TO THE 1994 PLAN

     Currently, 3,795,000 shares of Common Stock have been reserved for issuance under the 1994 Plan, of which 3,392,290 have been used, since the effective date of the 1994 Plan, in connection with the granting of (i) "incentive stock options" ("ISOs") described in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) non-qualified stock options which are not qualified as ISOs under the Code ("NQSOs"). The 1994 Plan has been designed to comply with Rule 16b-3, as promulgated by the Securities Exchange Commission (the "Commission") under the Securities Exchange Act of 1934 ("Rule 16b-3"). Under the amendment to the 1994 Plan, an additional 400,000 shares would be available for grant pursuant to options, for a total of 4,195,000 shares. The amendment to the 1994 Plan would also remove the current requirement that shareholders approve any amendment that could materially increase benefits accruing to option holders. The amendment removes an absolute restriction on transfers of NQSOs that are granted under the 1994 Plan and, instead, permits the Compensation Committee to set restrictions on transfers of NQSOs. The amendment names the Compensation Committee as the administrator of the 1994 Plan, but permits options to be granted by certain officers of the Company to individuals who are not employed in executive positions. The amendment also eliminates the requirement that NQSOs be granted at an exercise price of at least 85% of fair market value, and limits the acceleration of vesting of options on the occurrence of a corporate change in control.

REASONS FOR CHANGES

     The 1994 Plan is an essential part of the Company's compensation and reward program. Awards under the 1994 Plan provide meaningful inducements to employees and service providers and encourages them to contribute to the Company's growth and financial performance. The 1994 Plan has been a useful tool in achieving the Company's business development goals by helping to attract highly qualified employees to the Company and as an incentive to individuals hired through a merger or acquisition transaction. The Board of Directors believes that it is in the best interest of the Company to authorize additional shares under the 1994 Plan to enable the Company to continue to provide these incentives to individuals who can significantly contribute to the achievement of the Company's long-term business goals. In furtherance of this purpose, the Board of Directors believes that it is appropriate to permit key officers of the Company (i.e., Chief Executive Officer, President or other officers appointed by the Compensation Committee) to grant options to certain employees, consultants and advisors. This will provide the flexibility needed for attracting key employees to the Company in situations that do not necessarily warrant close scrutiny by the Compensation Committee. Moreover, as described in "Proposal 4 - Approval of the Company's 1997 Executive Stock Incentive Plan," the Company intends for the Compensation Committee to have exclusive control with respect to option awards that are made to executives of the Company.

     The Board of Directors believes that the elimination of the requirement for shareholder approval of future administrative amendments is appropriate, reasonable and provides flexibility needed to maintain the competitiveness of the 1994 Plan. Previously, Rule 16b-3 required that all amendments be approved by shareholders which could "materially" enhance benefits to option holders subject to Rule 16b-3. The Commission has amended Rule 16b-3 to eliminate shareholder approval of such amendments. Moreover, the Company anticipates that options will be awarded to officers of the Company pursuant to the Company's newly adopted 1997 Executive Stock Incentive Plan, as described in "Proposal 4 - Approval of the Company's 1997 Executive Stock Incentive Plan." Consistent with the requirements of the Code, the 1994 Plan will only require shareholder approval of amendments that increase the aggregate number of shares that can be issued pursuant to the 1994 Plan, change the class of employees eligible to receive ISOs, or increase the period during which options may be granted or exercised.

     Removing the restrictions on the transfer of NQSOs prior to death is recommended so that award recipients will have more flexibility in financial planning, particularly estate and tax planning. Previously, the 1994 Plan's restrictions on transfer were required under Rule 16b-3. The 1994 Plan does not eliminate the restriction on transfers of ISOs, since this restriction is still a Code requirement for ISOs. The elimination of the requirement that NQSOs be issued for at least 85% of fair market value reflects the fact that most or all options are awarded with an exercise price of 100% of fair market value. Otherwise, this minimum exercise price restriction no longer applies to NQSOs issued under the 1994 Plan. These modifications are all made to enhance the flexibility in the administration of the 1994 Plan. The purpose of the limit on acceleration of vesting of options upon a change of corporate control is to avoid the imposition of "golden parachute taxes" that could be imposed on both the Company and certain option holders pursuant to sections 280G and 4999 of the Code.

GENERAL DESCRIPTION OF 1994 PLAN

     The purpose of the 1994 Plan is to provide a performance incentive to employees and others who perform services that enhance the value of shareholders' equity. The Compensation Committee is authorized to administer the 1994 Plan and to grant incentive awards to Company employees and to certain others who provide significant services to the Company. The 1994 Plan provides for the award of ISOs, NQSOs, and stock appreciation rights ("SARs"). Authority to grant options to purchase shares of Common Stock may be delegated to the Chief Executive Officer, President and other officers designated by the Compensation Committee. ISOs may be granted only to employees of the Company and its subsidiaries. As of October 31, 1997, the Company employed approximately 1,042 people. The 1994 Plan will terminate in 2004 if not terminated earlier.

     The Compensation Committee or its delegate determines which individuals are to receive awards under the 1994 Plan, the type of award to be granted (i.e., ISOs, NQSOs, stock appreciation rights) and the exercise prices and vesting dates of each award. The exercise price of ISOs may not be less than 100% of the fair market value of the Common Stock on the date of grant (110% for individuals who own more than 10% of the total outstanding Common Stock). These and other terms are set forth in a written agreement between the Company and the individual receiving the award. The aggregate fair market value of Common Stock with regard to which ISOs are exercisable by an individual for the first time during any calendar year may not exceed $100,000. No award shall be exercisable after the expiration of ten years from the date it is granted (five years for ISOs granted to individuals who own more than 10% of the total outstanding Common Stock).

     The Company currently has options outstanding to purchase 2,752,700 shares of Common Stock under the 1994 Plan. The exercise price under which options have been granted has been the fair market value of the Company's Common Stock on the date of Grant, which has ranged from $.83 to $22.25 per share. To date, no SARs have been awarded. As of November 6, 1997, the aggregate market value of the 2,752,700 shares of Common Stock underlying the options issued pursuant to the 1994 Plan was approximately $46.1 million.

     An individual who is awarded an SAR may elect to receive a cash payment that is based on the increase in the value of Common Stock from the date the SAR was granted. Once the SAR has become exercisable, the individual may elect at any time thereafter to receive the cash payment. Once an option has become exercisable, the individual may purchase shares of Common Stock from the Company by paying the exercise price in cash or in other consideration acceptable to the Compensation Committee. Subject to limitations on "golden parachute" payments described in Section 280G of the Code, awards become fully exercisable upon the occurrence of a merger or certain other corporate transactions in which the Company is not the survivor.

     The amount of any award under the 1994 Plan is subject to the discretion of the Compensation Committee (or its delegate) and, therefore, cannot be determined in advance. Similarly, the dollar value of such awards cannot be determined prior to their grant.

     The table below provides information for fiscal year 1997 regarding the dollar value and the number of shares underlying awards granted under the 1994
Plan:

                              1994 PLAN BENEFITS

                                                                 NUMBER OF
                                         DOLLAR VALUE OF           SHARES
                                        SHARES UNDERLYING        UNDERLYING
NAME AND POSITION                       STOCK OPTIONS (1)       STOCK OPTIONS
-----------------                       -----------------       -------------

Richardson M. Roberts                              --                    --
Chairman of the Board and
Chief Executive Officer

Gregory S. Daily                                   --                    --
President and Treasurer

Clay M. Whitson                              $   (800)               20,000
Chief Financial Officer

Joseph T. Stewart, Jr.                       $   (800)               20,000
Chief Operating Officer

Vickie G. Johnson                            $   (400)               10,000
Chief Accounting Officer,
Secretary and Controller

Executive Officer Group                      $ (2,000)               50,000

Non-Employee Director Group                        --                    --

Non-Executive Officer Employee Group         $(11,340)              283,500

__________________________
(1) Based upon the closing sale price of the Company's Common Stock of $16.75 per share as reported on the Nasdaq Stock Market on November 6, 1997, less $16.79 per share, the weighted average of the exercise prices of the options granted.

FEDERAL INCOME TAX CONSEQUENCES

     Tax consequences to the Company and to participants of awards of options will vary with the type of award. A participant will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an SAR, ISO or NQSO under the 1994 Plan. An individual who exercises an ISO will not recognize income on its exercise if he or she does not sell the Common Stock acquired thereby for at least two years after the date of grant and one year after exercising the ISO. Any gain or loss on the sale of the Common Stock after these statutory holding periods will be subject to capital gains treatment. The exercise price of the ISO is the basis for purposes of determining capital gains. Reduced capital gains rates apply if Common Stock is held for at least 18 months after the date of exercise.

     An individual who disposes of the Common Stock before the statutory holding periods are satisfied will have engaged in a "disqualifying disposition" and will recognize ordinary compensation income on the difference between the exercise price of the ISO and the fair market value of the Common Stock at the time the ISO was exercised. The individual's basis in the Common Stock after a disqualifying disposition is its fair market value at the time of exercise. The individual will also be subject to tax on capital gain, if any, upon the sale of the Common Stock on the amount realized in excess of the increased basis.

     Generally, the Company is not entitled to a tax deduction upon the grant of an option or the exercise of an ISO under the 1994 Plan. However, if the individual engaged in a disqualifying disposition, the Company may take a tax deduction for the amount of ordinary income recognized by the individual.

     Upon exercise of a NQSO, the individual recognizes ordinary income on the difference between the fair market value of the Common Stock and the exercise price paid under the NQSO. Upon exercise of an SAR, the individual recognizes ordinary income on the value of the SAR realized on exercise. In either case, the Company is generally entitled to deduct the amount recognized by the individual amount for tax purposes. The individual is also subject to capital gains treatment on the subsequent sale of the Common Stock acquired through the exercise of an NQSO. The individual's basis in the Common Stock is its fair market value at the time the NQSO is exercised.

REGISTRATION UNDER THE SECURITIES ACT OF 1933

     The Company intends to register the additional shares of Common Stock authorized for issuance under the 1994 Plan on a Registration Statement on Form S-8 as soon as practicable after approval by the shareholders of the Company.

REQUIRED VOTE

     Approval of the amendment and restatement of the Company's 1994 Incentive Stock Plan requires the affirmative vote of the holders of a majority of the votes cast (in person or by proxy) at the Annual Meeting.

       THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS APPROVAL OF THE
             COMPANY'S AMENDMENT AND RESTATEMENT OF THE COMPANY'S
               1994 INCENTIVE STOCK PLAN IN THE FORM ATTACHED AS
                      APPENDIX A TO THIS PROXY STATEMENT.

               PROPOSAL 3:  APPROVAL OF AMENDMENT AND RESTATMENT
         OF THE COMPANY'S 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     The Board of Directors of the Company has adopted, subject to the approval of the shareholders, an amendment and restatement of the Company's 1994 Non-Employee Director Stock Option Plan (the "Director Plan"). The following is a brief description of the material terms of the amendment and restatement of the Director Plan. This description is qualified in its entirety by reference to the full text of the amendment and restatement of the Director Plan, which is attached hereto as Appendix B.

DESCRIPTION OF THE AMENDMENT TO THE DIRECTOR PLAN

     The amendment to the Director Plan specifies that the Compensation Committee is the administrator thereof. In accordance with modifications to Rule 16b-3 promulgated by the Commission, the amendment to the Director Plan removes restrictions on the transfer of options received under the Director Plan by a person prior to death with the consent of the Compensation Committee and eliminates the requirement that shareholders approve any amendment that could materially increase benefits accruing to option holders. The amendment also limits the acceleration of vesting of options on the occurrence of a corporate change in control.

REASONS FOR CHANGES

     The Board of Directors believes that the elimination of the requirement for shareholder approval of future administrative amendments is appropriate, reasonable and provides flexibility needed to maintain the competitiveness of the Plan. Previously, Rule 16b-3 required that all amendments be approved by shareholders which could "materially" enhance benefits to option holders subject to Rule 16b-3. The Commission has amended Rule 16b-3 to eliminate shareholder approval of such amendments. Removing the restrictions on the transfer of options prior to death is recommended so that option recipients will have more flexibility in financial planning, particularly estate and tax planning. Previously, the Director Plan's restrictions on transfer were required under Rule 16b-3. These and other minor modifications are all made to enhance the flexibility in the administration of the Director Plan. The purpose of the limit on acceleration of vesting of options upon a change of corporate control is to avoid the imposition of "golden parachute taxes" that could be imposed on both the Company and certain option holders pursuant to sections 280G and 4999 of the Code.

GENERAL DESCRIPTION OF DIRECTOR PLAN

     The purpose of the Director Plan is to maintain the Company's ability to attract and retain the services of experienced and highly qualified non-employee directors and to enhance long-term shareholder value by more closely aligning the interests of non-employee directors with those of the shareholders.
Pursuant to the Director Plan, each Director who was not an employee but was serving the Company on the effective date of the Company's initial public offering (August 12, 1994) received a one-time grant of options to purchase 30,000 shares of Common Stock. Thereafter, the Director Plan provides for the grant of options to each non-employee director of the Company to purchase 6,000 shares on the date of each Annual Meeting of Shareholders of the Company during the director's term (each date of grant being referred to as the "Grant Date"). The Compensation

Committee may revoke, on or prior to each Grant Date, the next automatic grant of options otherwise provided for by the Director Plan if no options have been granted since the preceding Grant Date to employees under the 1994 Plan or any other employee stock option plan that the Company might adopt hereafter. Each option will be exercisable over four years, and will expire ten years after the Grant Date, unless canceled sooner as a result of termination of service or death, or unless such option is fully exercised prior to the end of such ten-year period. Subject to limitations on "golden parachute" payments described in
Section 280G of the Code, awards become fully exercisable upon the occurrence of a merger of certain other corporate transactions in which the Company is not the survivor.

     Below is a table setting forth information regarding stock options granted under the Director Plan to non-employee directors as a group for the fiscal year ended July 31, 1997:


                 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                                              NUMBER OF
                                 DOLLAR VALUE OF                SHARES
                                SHARES UNDERLYING          UNDERLYING STOCK
    NAME AND POSITION            STOCK OPTIONS(1)               OPTIONS
    -----------------            ----------------               -------

Non-Executive Director Group        $(102,000)                   24,000

_____________________
(1) Based upon the closing sale price of the Company's Common Stock of $16.75 per share as reported on the Nasdaq National Market on November 6, 1997, less $21.00 per share, the exercise price of the options granted.

FEDERAL INCOME TAX CONSEQUENCES

     An individual will not recognize any income, and the Company will not be entitled to any deduction upon the grant of the options under the Director Plan. Upon the exercise of an option, an individual will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock above the exercise price of the option on the date of exercise. The Company will then be entitled to a tax deduction in an amount equal to the ordinary income recognized by the non-employee director. A non-employee director will have a tax basis in the shares equal to the fair market value of the shares at the time of exercise. Any additional gain or loss realized by the non-employee director on disposition of the Common Stock will be capital gain or loss to the non-employee director and will not result in any additional tax deduction to the Company. Reduced capital gains rates apply to Common Stock that is held for at least 18 months.

REQUIRED VOTE

     Approval of the proposed amendment and restatement of the Company's 1994 Non-Employee Director Stock Option Plan requires the affirmative vote of the holders of a majority of the votes cast (in person or by proxy) at the Annual Meeting.

       THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS APPROVAL OF THE
           COMPANY'S AMENDMENT AND RESTATEMENT OF THE COMPANY'S 1994
              NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN IN THE FORM
                ATTACHED AS APPENDIX B TO THIS PROXY STATEMENT.

             PROPOSAL 4:  APPROVAL OF THE COMPANY'S 1997 EXECUTIVE
                             STOCK INCENTIVE PLAN

     The Company's Board of Directors has adopted the PMT Services, Inc. 1997 Executive Stock Incentive Plan (the "1997 Plan"). The purpose of the 1997 Plan is to provide a performance incentive to key employees and executives who are engaged to perform services for the Company as an encouragement to remain with the Company and to more closely align their interests with the interests of the Company and its shareholders. Under the 1997 Plan, individuals may be awarded incentive stock options to purchase Common Stock, described in section 422 of the Code (ISOs), options that are not described in section 422 of the Code, or nonqualified stock options (NQSOs), and stock appreciation rights (SARs). As discussed under "Proposal 2 - Approval of Amendment and Restatement of the 1994 Incentive Stock Plan," it is anticipated that only key employees and executives of the Company who are subject to liability under Section 16 of the Securities Exchange Act of 1934 and/or could be considered "covered employees" pursuant to section 162(m)(3) of the Code will receive awards under the 1997 Plan. Accordingly, the 1997 Plan is intended to comply with Rule 16b-3 and to provide for the payment of "performance-based compensation" under section 162(m)(4)(C) of the Code.

     The Board of Directors believes that establishing the 1997 Plan separately from the 1994 Plan will permit the Company to maintain appropriate scrutiny of options and awards that are granted to key employees and executives of the Company, without unduly burdening the administration of awards to others under the more flexible terms of the 1994 Plan. The more rigorous limitations and supervision by the Compensation Committee in the 1997 Plan is deemed to be appropriate due to the executive status of the individuals who are expected to receive awards under the 1997 Plan.

     The following is a brief description of the material terms of the 1997 Plan. This description is qualified in its entirety by reference to the full text of the 1997 Plan which is attached hereto as Appendix C.

GENERAL DESCRIPTION OF THE 1997 PLAN

     The Compensation Committee is authorized to administer the 1997 Incentive Plan and to grant awards to key employees and executives of the Company who provide significant services to the Company. The Compensation Committee determines which individuals are to receive awards under the 1997 Plan, the type of award to be granted (i.e., ISOs, NQSOs, SARs) and the exercise prices and vesting dates of each award. The exercise price of ISOs may not be less than 100% of the fair market value of the Common Stock on the date of grant (110% for individuals who own more than 10% of the total outstanding Common Stock). These and other terms are set forth in a written agreement between the Company and the individual receiving the award. The aggregate fair market value of Common Stock with regard to which ISOs are exercisable by an individual for the first time during any calendar year may not exceed $100,000. No award shall be exercisable after the expiration of ten years from the date it is granted (five years for ISOs granted to individuals who own more than 10% of the total outstanding Common Stock).

     An individual who is awarded an SAR may elect to receive a cash payment that is based on the increase in the value of Common Stock from the date the SAR was granted.

Once the SAR has become exercisable, the individual may elect at any time thereafter to receive the cash payment. Once an option has become exercisable, the individual may purchase shares of Common Stock from the Company by paying the exercise price in cash or in other consideration acceptable to the Compensation Committee.

     The Company currently has issued no SARs or options to purchase Common Stock under the 1997 Plan.

     Once an option has become exercisable in whole or in part, under the terms of an option agreement, the holder may purchase shares of Common Stock from the Company by paying the exercise price in cash or in other consideration acceptable to the Compensation Committee. No participant may receive options to purchase more than 400,000 shares of Common Stock during any one-year period under the 1997 Plan. Subject to limitations on deductibility of "golden parachute" payments described in section 280G of the Code, options will become fully exercisable upon the occurrence of certain corporate transactions in which the Company is not the survivor. The number of shares of Common Stock that may be purchased under an option is automatically adjusted for certain corporate changes, including stock dividends, recapitalizations, stock splits and consolidations.

     The 1997 Plan may be amended by the Board of Directors at any time, provided that shareholder approval is required for any amendment that increases the maximum number of shares that may be purchased during a one-year period under an option by any individual or that increases the total number of shares that may be subject to options awarded under the 1997 Plan.

FEDERAL INCOME TAX CONSEQUENCES

     Tax consequences to the Company and to participants of awards of options will vary with the type of award. A participant will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an SAR, ISO or NQSO under the 1997 Plan. An individual who exercises an ISO will not recognize income on its exercise if he or she does not sell the Common Stock acquired thereby for at least two years after the date of grant and one year after exercising the ISO. Any gain or loss on the sale of the Common Stock after these statutory holding periods will be subject to capital gains treatment. The exercise price of the ISO is the basis for purposes of determining capital gains. Reduced capital gains rates apply if Common Stock is held for at least 18 months after the date of exercise.

     An individual who disposes of the Common Stock before the statutory holding periods are satisfied will have engaged in a "disqualifying disposition" and will recognize ordinary compensation income on the difference between the exercise price of the ISO and the fair market value of the Common Stock at the time the ISO was exercised. The individual's basis in the Common Stock after a disqualifying disposition is its fair market value at the time of exercise. The individual will also be subject to tax on capital gain, if any, upon the sale of the Common Stock on the amount realized in excess of the increased basis.

     Generally, the Company is not entitled to a tax deduction upon the grant of an option or the exercise of an ISO under the 1997 Plan. However, if the individual engaged in a disqualifying disposition, the Company may take a tax deduction for the amount of ordinary income recognized by the individual.

     Upon exercise of a NQSO, the individual recognizes ordinary income on the difference between the fair market value of the Common Stock and the exercise price paid under the NQSO. Upon exercise of an SAR, the individual recognizes ordinary income on the value of the SAR realized on exercise. In either case, the Company is generally entitled to deduct the amount recognized by the individual amount for tax purposes. The individual is also subject to capital gains treatment on the subsequent sale of the Common Stock acquired through the exercise of an NQSO. The individual's basis in the Common Stock is its fair market value at the time the NQSO is exercised.

     Corporate deductions for reasonable compensation paid to certain executive officers are limited to $1 million per year under section 162(m) of the Code. This limitation does not apply to certain compensation, such as stock options, that qualifies for treatment as "performance-based compensation" under section 162(m) of the Code. The 1997 Plan is intended to be a performance-based compensation plan so that all compensation amounts recognized through the exercise of options will be deductible by the Company.

REGISTRATION UNDER THE SECURITIES ACT OF 1933

     The Company intends to register the shares of Common Stock authorized for issuance under the 1997 Plan on a Registration Statement on Form S-8 as soon as practicable after approval by the shareholders of the Company.

REQUIRED VOTE

     Approval of the proposed 1997 Executive Stock Incentive Plan requires the affirmative vote of the holders of a majority of the votes cast (in person or by proxy) at the Annual Meeting.

       THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS APPROVAL OF THE
           COMPANY'S 1997 EXECUTIVE STOCK INCENTIVE PLAN IN THE FORM
                ATTACHED AS APPENDIX C TO THIS PROXY STATEMENT.

                    PROPOSAL 5: RATIFICATION OF APPOINTMENT
                          OF INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP has served as the Company's independent accountants since June 1, 1992. Subject to ratification by the shareholders, the Board of Directors has appointed Price Waterhouse LLP as the Company's independent accountants for the current fiscal year. If the appointment of Price Waterhouse LLP is not approved by the shareholders, the matter will be referred to the Audit Committee for further review.

     Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting of Shareholders. Such representatives will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS RATIFICATION OF PRICE
           WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY
                   FOR THE FISCAL YEAR ENDING JULY 31, 1998.

             SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                  MANAGEMENT

     The following table sets forth the number of shares held beneficially, directly or indirectly, as of October 31, 1997, by (i) all holders of more than 5% of the Company's Common Stock, (ii) all Directors and nominees for Director who beneficially own Common Stock, (iii) the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 for the year ended July 31, 1997 (these five executive officers being hereinafter referred to as the "Named Executive Officers"), and (iv) all Directors and executive officers as a group, together with the percentage of the outstanding shares which such ownership represents.

                                                     SHARES       PERCENTAGE OF
                                                  BENEFICIALLY     OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER               OWNED (1)        SHARES (2)
------------------------------------               ---------        ----------

Richardson M. Roberts (3)....................    1,914,504.815           4.52%
3841 Green Hills Village Drive
Nashville, Tennessee 37215
Gregory S. Daily (4).........................    1,559,071.328           3.68%
Clay M. Whitson (5)..........................       76,085.348               *
Joseph T. Stewart, Jr.(6)....................       84,140.596               *
Vickie G. Johnson(7).........................           78,100               *
Leslie D. Coble(8)...........................           33,252               *
Robert C. Fisher, Jr.(9).....................           35,838               *
Harold L. Siebert(10)........................           96,983               *
All Executive Officers and Directors as a
group  (eight persons) (11)..................    3,877,975.087           9.04%

_______________
*    Indicates less than 1% ownership.

(1) These shares are deemed to be outstanding for the purposes of computing the percentage ownership of that individual but are not deemed outstanding for the purposes of computing the percentage of any other person. Unless otherwise noted in the following footnotes, the persons as to whom information is given had sole voting and investment power over the shares of Common Stock shown as beneficially owned.
(2)  Computation based upon 42,102,915 shares outstanding on October 31, 1997.
(3) Includes 225,345 shares to be issued upon exercise of options held by Mr. Roberts. Also includes 289.815 shares which may be deemed beneficially owned through the Company's 401(k) retirement plan.
(4) Includes 225,345 shares to be issued upon exercise of options held by Mr. Daily and 90,000 shares held by Mr. Daily's wife. Mr. Daily disclaims beneficial ownership of the shares held by his wife. Also includes 612.328 shares which may be deemed beneficially owned through the Company's 401(k) retirement plan.
(5) Includes 75,000 shares to be issued upon exercise of options held by Mr. Whitson. Also includes 185.348 shares which may be deemed beneficially owned through the Company's 401(k) retirement plan.
(6) Includes 80,000 shares to be issued upon exercise of options held by Mr. Stewart. Also includes 240.596 shares which may be deemed beneficially owned through the Company's 401(k) retirement plan.
(7) Includes 78,100 shares to be issued upon exercise of options held by Ms. Johnson.
(8) Includes 31,500 shares to be issued upon exercise of options held by Mr. Coble.
(9) Includes 31,500 shares to be issued upon exercise of options held by Mr. Fisher.

(10) Includes 31,500 shares to be issued upon exercise of options held by Mr. Siebert.
(11) Includes 778,290 shares to be issued upon exercise of options held by all executive officers and directors as a group, and 90,000 shares held by Mr. Daily's wife. Mr. Daily disclaims beneficial ownership of the shares held by his wife. Also includes 1,328.087 shares which may be deemed beneficially owned through the Company's 401(k) retirement plan.

          COMPLIANCE WITH REPORTING REQUIREMENTS OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, Directors and persons who own more than 10% of a registered class of the Company's securities to file reports of ownership and changes in ownership with the Commission.

     Based solely on a review of copies of reports filed with the SEC, the Company believes that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the SEC, except that one report for two transactions was filed late by Mr. Roberts, and two reports, each for single transactions, were filed late by Mr. Siebert.
These transactions were subsequently reported.


                             CERTAIN TRANSACTIONS

     See "Senior Management Incentive Agreements" for a discussion of certain stock awards and related transactions between the Company and each of Messrs. Roberts and Daily.

     One of the Company's Directors, Leslie D. Coble, is a Vice President of Equitable Securities Corporation, a representative of the underwriters in each of the Company's three public offerings.

     One of the Company's directors, Stephen D. Kane, entered into a consulting agreement (the "Consulting Agreement") with the Company on April 16, 1997, prior to becoming a director of the Company on April 23, 1997. Pursuant to the terms and conditions of the Consulting Agreement, Mr. Kane is required to undertake such executive level consulting projects as the Company may reasonably request, including developing business strategies and making contact with merger and acquisition prospects, alliance and joint venture partners. Further, Mr. Kane is required to provide advice and assistance to the Company regarding the implementation of its business strategy of consolidation of the credit card and electronic commerce industry, as well as advice and consulting services regarding administration, legal and related matters. The initial term of the Consulting Agreement expires on September 30, 1998, but may be extended for an additional twelve months on the same terms and conditions upon the mutual written consent of the Company and Mr. Kane. The Company and Mr. Kane acknowledge that Mr. Kane is an independent contractor of the Company and not an employee. The Company pays Mr. Kane $15,000 per month as a consulting retainer fee. Additionally, the Company is required to pay Mr. Kane a commission in cash equal to one percent (1%) of the consideration payable for any Board - approved acquisition by PMT of stock or assets, or merger, joint venture, alliance or similar transaction involving the Company that Mr. Kane directs and is closed either during the term of the Consulting Agreement or within six (6) months of the termination of the Consulting Agreement. Pursuant to the Consulting Agreement, Mr. Kane also received non-qualified stock options to acquire up to 53,000 shares of PMT Common Stock at an exercise price of $11.00 per share. The Consulting Agreement contains confidentiality and non-solicitation restrictions pertaining to Mr. Kane and may be terminated by either party for cause.

                            EXECUTIVE COMPENSATION

     The following table summarizes the compensation paid to or accrued by or on behalf of the Company's Named Executive Officers for services rendered in all capacities to the Company for the fiscal years ended July 31, 1995, 1996 and 1997:


                                                    SUMMARY COMPENSATION TABLE

                                                  ANNUAL COMPENSATION                       LONG-TERM COMPENSATION
                                                  -------------------                       ----------------------
                                                                    OTHER       RESTRICTIVE     SECURITIES
NAME AND                                                         ANNUAL COM-       STOCK        UNDERLYING       ALL OTHER
PRINCIPAL POSITION                 YEAR  SALARY($)   BONUS($)  PENSATION($)(1)   AWARDS($)    OPTIONS(#)(2)   COMPENSATIONS($)
------------------                 ----  ---------   --------  ---------------   ---------    -------------   ----------------
Richardson M. Roberts              1997   $200,000   $     0        $    0                             0
  President, Chairman of           1996    165,000         0             0               --       62,000                   --
  the Board and Chief              1995    165,000    79,514         1,125               --      340,908                   --
  Executive Officer

Gregory S. Daily                   1997   $200,000   $     0        $    0                             0
  President and Treasurer          1996    165,000         0             0               --       62,000                   --
                                   1995    165,000    79,514         1,125               --      340,908                   --

Clay M. Whitson(3)                 1997   $150,000   $     0        $    0                        20,000
  Vice President of Finance        1996     81,250         0             0               --      120,000                   --
  and Chief Financial              1995         --        --            --               --           --                   --
  Officer

Joseph T. Stewart, Jr.(3)          1997   $155,000   $     0        $    0                        20,000
  Chief Operating Officer          1996     77,500         0             0               --      150,000                   --
                                   1995         --        --            --               --           --                   --

Vickie G. Johnson                  1997   $ 82,321   $     0        $    0                        10,000
  Chief Accounting Officer,        1996     75,300    14,000         1,814               --       12,000                   --
   Secretary and Controller        1995     64,500    17,500           394               --       30,000                   --

_______________
(1)  Reflects contributions under Company's 401(k) retirement plan.
(2) As adjusted for the Company's two-for-one stock split effective in January 1996 and three-for-two stock split effective in June 1996.
(3)  Joined the Company in fiscal year 1996.

     None of the Named Executive Officers exercised stock options during fiscal year 1997, except for Clay M. Whitson and Vickie G. Johnson who exercised options to purchase 10,000 and 3,300 shares of Common Stock, respectively. The Company has no long-term incentive plans, as that term is defined in Securities and Exchange Commission regulations. The Company has no employment contracts with any of its executive officers.

     The following table sets forth information concerning the stock options granted to the Named Executive Officers during the fiscal year ended July 31, 1997:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                         INDIVIDUAL GRANTS
                                ----------------------------------------------------------------
                                                                                       POTENTIAL REALIZABLE VALUE
                             NUMBER OF                                                   AT ASSUMED ANNUAL RATES
                            SECURITIES    PERCENT OF                                         OF STOCK PRICE
                            UNDERLYING   TOTAL OPTIONS    EXERCISE                          APPRECIATION FOR
                             OPTIONS      GRANTED TO      OR BASE                            OPTION TERM (2)
                             GRANTED     EMPLOYEES IN      PRICE      EXPIRATION     ------------------------------
  NAME                       (#) (1)      FISCAL YEAR      ($/SH)        DATE            5% ($)         10% ($)
  ----                      ----------   -------------    --------    ----------       ---------       ---------
Richardson M. Roberts...........0              --             --           --                 --              --

Gregory S. Daily................0              --             --

Clay M. Whitson..............20,000           6.0%        $19.63      10/11/06          $247,000        $277,000

Joseph T. Stewart, Jr........20,000           6.0%        $19.63      10/11/06          $247,000        $277,000

Vickie G. Johnson............10,000           3.0%        $19.63      10/11/06          $123,000        $158,000

_______________
(1) Options listed in the table were granted under the Company's 1994 Incentive Stock Plan. Options become exercisable in four equal annual installments beginning on the first anniversary of the date of grant.
(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term and based upon assumed rates of appreciation in the market price of the Common Stock of 5% and 10% compounded annually from the date of grant to the expiration date. Actual gains, if any, upon the exercise of stock options will depend on the future performance of the Common Stock and the date on which the options are exercised.

     The following table sets forth information with respect to unexercised options held as of the end of the fiscal year by the Named Executive Officers. No Named Executive Officer exercised any options for the purchase of shares of Common Stock during fiscal 1997, except for Clay M. Whitson and Vickie G. Johnson who exercised options to purchase 10,000 and 3,300 shares of Common Stock, respectively.

                                           AGGREGATED OPTION EXERCISES IN LAST
                                             FISCAL YEAR AND FISCAL YEAR END
                                                      OPTION VALUES

                                                                 NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED          IN-THE-MONEY-OPTIONS
                                  SHARES                     OPTIONS AT FISCAL YEAR-ENDED(#)   AT FISCAL YEAR-END($)(1)
                                ACQUIRED ON     VALUE        -------------------------------   ------------------------
NAME                            EXERCISE (#)  REALIZED ($)     EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
----                            ------------  ------------     -------------------------       -------------------------
Richardson M. Roberts........        --             --             148,763/254,145               $1,933,400/$3,059,700

Gregory S. Daily.............        --             --             148,763/254,145               $1,933,400/$3,059,700

Clay M. Whitson..............    10,000        $62,900              30,000/100,000               $    191,400/$510,400

Joseph T. Stewart,
 Jr..........................        --             --              37,500/132,500               $    228,400/$685,100

 Vickie G. Johnson...........     3,300        $41,800              68,400/37,300                $  1,004,100/$300,000

_______________
(1) Based upon the closing sale price of the Company's Common Stock of $16.38 per share as reported on the Nasdaq Stock Market on July 31, 1997, less the exercise price for the options.

SENIOR MANAGEMENT INCENTIVE AGREEMENTS

     In October 1990, the Company authorized a Common Stock award (the "Award") to each of its senior management personnel as an inducement to remain in the service of the Company and as an incentive for increased efforts during such service. The Award was granted under separate agreements (collectively, the "Incentive Agreements") between the Company and each of Richardson M. Roberts and Gregory S. Daily (individually, a "Holder" and collectively, the "Holders"). Messrs. Roberts and Daily were each awarded 153,394 shares of Common Stock, all of which shares vested upon the completion of the Company's initial public offering. Each of the Holders has been granted the right with respect to all shares subject to the Awards to participate in any registration of the Common Stock on the same priority as other security holders having contractual registration rights.

     The Incentive Agreements required the Company, upon vesting of the Common Stock, to loan each of the Holders (collectively, the "Loans") an amount equal to any income and employment tax liability incurred as a result of the vesting. The tax liability resulting to Messrs. Roberts and Daily from the vesting of shares upon the Company's initial public offering was paid by these individuals from the proceeds of their sale of shares in the Company's initial public offering, and, consequently, no further loans will be made by the Company pursuant to the Incentive Agreements.

     The Incentive Agreements also provide that upon the death of a Holder, the Company will purchase from such Holder's estate the number of shares awarded to such Holder up to a maximum fair market value of $500,000. To the extent that the fair market value of the awarded shares exceeds $500,000, the Holder's estate will be entitled to retain the balance of such shares. The Company maintains "key man" life insurance on each of the lives of the Holders to fund its purchase obligations under the Incentive Agreements.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     There are no relationships among the Company's executive officers and any entity affiliated with any of the members of the Compensation Committee that require disclosure under applicable rules promulgated by the Commission.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     This report is submitted by the Compensation Committee of the Company (the "Compensation Committee") at the direction of the Board of Directors pursuant to rules established by the Securities and Exchange Commission. This report provides certain data and information regarding the compensation and benefits provided to the Company's Chief Executive Officer as well as to Messrs. Daily, Stewart and Whitson and Ms. Johnson.

     The Compensation Committee is responsible for establishing and administering the Company's executive compensation policies and programs within the guidelines of the Company's compensation philosophy. Recommendations are made by the Compensation Committee with respect to the compensation of Messrs. Roberts and Daily to the Board of Directors, which makes the final decisions as to their compensation. Employees serving on the Board of Directors do not participate in the determination of their compensation. In addition, Messrs. Roberts and Daily determine the total annual compensation for each of Messrs. Stewart and Whitson and Ms. Johnson.

     During fiscal year 1997, the Compensation Committee consisted of Leslie D. Coble and Harold L. Siebert, each of whom is an outside Director.

COMPENSATION POLICY

     Prior to the Company's initial public offering in August 1994, the Committee engaged the independent consulting firm of the Hay Group to conduct a thorough review of the Company's compensation practices to assist the Compensation Committee in developing a comprehensive executive compensation plan which would address the immediate and long-term goals of the Company as a publicly-traded company. The Compensation Committee requested that the consulting firm recommend a comprehensive compensation plan designed to ensure that:

     . base salaries are competitive with amounts paid to executive officers of companies comparable in size and performance to the Company;

     . annual and long-term incentive design should encourage sound business decisions that support both short and long-term strategies of the Company;

     . incentive awards for executive officers should be tied to after-tax profits and reflect the rewards realized by shareholders and correspond with their consistency in performance; and

     . significant ownership opportunities should be provided to executive officers so that they will continue to be motivated towards shareholder return and increased shareholder value.

     Relevant industry and other data were compared to the current and planned compensation of the Company's executive officers and Directors. In general, the compensation of certain individual officers was assessed against that paid by companies in the credit card processing business that are competitors of the Company and other regional service providers with annual revenues and capitalization within a reasonable range of the Company's. The Committee again engaged the consulting firm during fiscal year 1996 to update its previous report. The consulting firm suggested, and the Compensation Committee accepted, various revisions discussed herein to the compensation program of the Company and methods of improving the stock ownership levels of the Company's executive officers.

COMPENSATION PAID IN FISCAL 1997

     Consistent with the recommendations of the consulting firm in fiscal year 1996, the Compensation Committee determined to increase the base salary for each of Messrs. Roberts and Daily for fiscal year 1997 from $165,000 per year to $200,000 per year. Prior to 1997 the Compensation Committee adopted an executive compensation policy pursuant to which, each of Messrs. Roberts and Daily was granted the opportunity to earn up to $115,500 in annual cash bonuses based on the Company's earnings per share performance and to earn additional performance cash awards ranging from $75,000 to $300,000 payable at the end of two years based on achievement of earnings per share goals over a two-year period beginning with fiscal year 1996, such goals having been set by the Compensation Committee based upon the Company's internal projections and market expectations of the Company's earnings per share. No cash bonuses or cash awards were earned in fiscal year 1997 by either of Messrs. Roberts or Daily.

     Messrs. Roberts and Daily set the base salaries for each of Messrs. Stewart and Whitson and Ms. Johnson for fiscal year 1997 based on comparisons with salaries paid to officers of other companies in the credit card processing business with comparable duties and responsibilities. In addition to their base salary, the Company has granted to each of Messrs. Stewart and Whitson and Ms. Johnson options under the Company's 1994 Plan to purchase shares of Common Stock. The Company does not provide its executive officers with incidental perquisites such as club memberships, company vehicles, financial planning or other similar items.

COMPENSATION PAID IN FISCAL YEAR 1997 TO THE CHIEF EXECUTIVE OFFICER

     As President, Mr. Roberts' 1997 base salary was determined by the Compensation Committee consistent with the consulting firm's previous recommendations. Mr. Roberts base salary for fiscal year 1997 was $200,000. Additionally, Mr. Roberts is entitled to earn a bonus pursuant to the executive compensation policy described above.

COMPENSATION PLANNING FOR FISCAL 1998

     Prior to the end of fiscal year 1997, the Committee engaged the consulting firm to update its previous report. The consulting firm suggested, and the Compensation Committee accepted, a change in the compensation program of the Company by utilizing stock options to (i) make up for prior compensation deficiencies and (ii) provide compensation consistent with market levels from a total direct compensation perspective, rather than significantly increasing the base salaries of its two top executives of the Company.

     The Compensation Committee intends to structure future compensation so that executive compensation paid by the Company is fully deductible in accordance with Section 162(m) of the Internal Revenue Code, enacted in 1993, which generally disallows a tax deduction to public companies for compensation over $1 million paid to certain executive officers unless certain conditions are met.


                              Compensation Committee:
                                   Leslie D. Coble
                                   Harold L. Siebert

                         COMPARATIVE PERFORMANCE GRAPH

     The following is a comparative performance graph which compares the percentage change of cumulative total shareholder return on the Company's Common Stock with (a) the performance of a broad equity market indicator and (b) the performance of a published industry index or peer group. The following graph compares the percentage change of cumulative total shareholder return on the Company's Common Stock with (a) the CRSP Index for Nasdaq Stock Market (US Companies) (the "Market Index") and (b) CRSP Index for NYSE/AMEX/Nasdaq Computer Programming, Data Processing and Other Computer Related Services Stocks (the "Peer Index"). The graph begins on August 12, 1994, the date on which the Company's Common Stock first began trading on the Nasdaq Stock Market, and assumes the investment on such date of $100 in the Company's Common Stock, the Market Index and the Peer Index and assumes that all dividends, if any, were reinvested at the time they were paid.

                          PROPOSAL 6:  OTHER MATTERS

     The Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the persons named in the enclosed Proxy will have discretionary authority to vote all proxies in accordance with the recommendation of the Board of Directors.

     UPON THE WRITTEN REQUEST OF ANY RECORD HOLDER OR BENEFICIAL OWNER OF COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING, THE COMPANY, WITHOUT CHARGE, WILL PROVIDE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JULY 31, 1997, TOGETHER WITH THE FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE COMMISSION. REQUESTS SHOULD BE DIRECTED TO CLAY M. WHITSON, CHIEF FINANCIAL OFFICER, PMT SERVICES, INC., 3841 GREEN HILLS VILLAGE DRIVE, NASHVILLE, TENNESSEE 37215.


                                    BY ORDER OF THE BOARD OF DIRECTORS

Nashville, Tennessee                Vickie G. Johnson
November 21, 1997                   Secretary

                                                                      APPENDIX A


                              PMT SERVICES, INC.

                           1994 INCENTIVE STOCK PLAN



                 AMENDED AND RESTATED AS OF SEPTEMBER 10, 1997

                 PMT SERVICES, INC. 1994 INCENTIVE STOCK PLAN

                 AMENDED AND RESTATED AS OF SEPTEMBER 10, 1997

                               TABLE OF CONTENTS
                                                                            Page

                            ARTICLE I. DEFINITIONS


1.1   Affiliate..............................................................  1
1.2   Agreement..............................................................  1
1.3   Award..................................................................  1
1.4   Board..................................................................  1
1.5   Code...................................................................  1
1.6   Committee..............................................................  1
1.7   Company................................................................  2
1.8   Date of Exercise.......................................................  2
1.9   Exchange Act...........................................................  2
1.10  Fair Market Value......................................................  2
1.11  Incentive Option.......................................................  2
1.12  Nonqualified Option....................................................  3
1.13  Option.................................................................  3
1.14  Participant............................................................  3
1.15  Plan...................................................................  3
1.16  SAR....................................................................  3
1.17  Stock..................................................................  3
1.18  Ten Percent Shareholder................................................  3

                         ARTICLE II. PURPOSE OF PLAN.........................  3

                         ARTICLE III.  ADMINISTRATION

3.1   Administration of Plan.................................................  4
3.2   Authority to Grant Awards..............................................  4
3.3   Persons Subject to Section 16(b).......................................  4

              ARTICLE IV.  ELIGIBILITY AND LIMITATIONS ON GRANTS

4.1   Participation..........................................................  4
4.2   Grant of Awards........................................................  5
4.3   Limitations on Grants..................................................  5
4.4   Limitation on Incentive Options........................................  5
4.5   Stock Appreciation Rights..............................................  5


                                                              PMT SERVICES, INC.
                                                       1994 INCENTIVE STOCK PLAN

                       ARTICLE V.  STOCK SUBJECT TO PLAN

5.1   Source of Shares.......................................................  5
5.2   Maximum Number of Shares...............................................  5
5.3   Forfeitures............................................................  6

                        ARTICLE VI.  EXERCISE OF AWARDS

6.1   Exercise Price.........................................................  6
6.2   Right to Exercise......................................................  6
6.3   Maximum Exercise Period................................................  6
6.4   Transferability........................................................  6
6.5   Employee Status........................................................  6

                       ARTICLE VII.  METHOD OF EXERCISE

7.1   Exercise...............................................................  7
7.2   Payment................................................................  7
7.3   Federal Withholding Tax Requirements...................................  7
7.4   Shareholder Rights.....................................................  7
7.5   Issuance and Delivery of Shares........................................  7

               ARTICLE VIII.  ADJUSTMENT UPON CORPORATE CHANGES

8.1   Adjustments to Shares..................................................  7
8.2   Substitution of Awards on Merger or Acquisition........................  8
8.3   Effect of Certain Transactions.........................................  8
8.4   No Adjustment Upon Certain Transactions................................  9
8.5   Fractional Shares......................................................  9

           ARTICLE IX.  COMPLIANCE WITH LAW AND REGULATORY APPROVAL

9.1   General................................................................  9
9.2   Representations by Participants........................................  9

                        ARTICLE X.  GENERAL PROVISIONS

10.1  Effect on Employment................................................... 10
10.2  Unfunded Plan.......................................................... 10
10.3  Rules of Construction.................................................. 10
10.4  Governing Law.......................................................... 10
10.5  Compliance With Section 16 of the Exchange Act......................... 10
10.6  Amendment.............................................................. 10


                                                              PMT SERVICES, INC.
                                                       1994 INCENTIVE STOCK PLAN

10.7  Duration of Plan....................................................... 11
10.8  Effective Date of Plan................................................. 11






                                                              PMT SERVICES, INC.
                                                       1994 INCENTIVE STOCK PLAN

                 PMT SERVICES, INC. 1994 INCENTIVE STOCK PLAN

                 AMENDED AND RESTATED AS OF SEPTEMBER 10, 1997

                                   PREAMBLE

     WHEREAS, effective May 13, 1994, PMT Services, Inc. (the "Company") established the PMT Services, Inc. 1994 Incentive Stock Plan (the "Plan") through which the Company may award options to purchase the Common Stock of the Company ("Stock"), including options that qualify as "incentive stock options" within the meaning of section 422 of the Internal Revenue Code, and stock appreciation rights to officers, employees, and consultants of the Company and its affiliates; and

     WHEREAS, the Company desires to amend the Plan in order to provide for certain administrative modifications and to permit certain officers of the Company to grant awards hereunder to eligible individuals;

     NOW, THEREFORE, the Company hereby amends and restates the PMT Services, Inc. 1994 Incentive Stock Plan (the "Plan"), as of September 10, 1997:

                            ARTICLE I. DEFINITIONS

     1.1 Affiliate. A "parent corporation," as defined in section 424(e) of the Code, or "subsidiary corporation," as defined in section 424(f) of the Code, of the Company.

     1.2 Agreement. A written agreement (including any amendment or supplement thereto) between the Company or Affiliate and a Participant specifying the terms and conditions of an Award granted to such Participant.

     1.3 Award. A right that is granted under the Plan to a Participant by the Company, including Options and SARs.

     1.4  Board.  The board of directors of the Company.

     1.5  Code.  The Internal Revenue Code of 1986, as amended.

     1.6 Committee. A committee composed of at least two individuals (or such number that satisfies section 162(m)(4)(C) of the Code and Rule 16b-3 of the Exchange Act) who are members of the Board and are not employees or officers of the Company or an Affiliate, and who are designated by the Board as the "compensation committee" or are otherwise designated to administer the Plan. In the absence of a designation of a Committee by the Board, the Board shall be the Committee.


                                                              PMT SERVICES, INC.
                                                       1994 INCENTIVE STOCK PLAN

     1.7  Company.  PMT Services, Inc. and its successors.

     1.8 Date of Exercise. The date that the Company accepts tender of the exercise price of an Award, if any, or accepts an election to exercise rights under an SAR.

     1.9  Exchange Act.  The Securities Exchange Act of 1934, as amended.

     1.10 Fair Market Value. On any given date, Fair Market Value shall be the applicable description below (unless, where appropriate, the Committee determines in good faith the fair market value of the Stock to be otherwise):

     (a) If the Stock is reported on the Nasdaq National Market System or another Nasdaq automated quotation system, and market information is published on a regular basis, then Fair Market Value shall be the closing price of the Stock, as so published, on the trading day immediately preceding the date as of which Fair Market Value is being determined, or the closing price on the next preceding trading day on which such prices were published if no Stock was traded on such trading day.

     (b) If the Stock is not traded on the Nasdaq National Market System or another Nasdaq automatic quotation system but is traded on the New York Stock Exchange or the American Stock Exchange, Fair Market Value shall be the closing price of the Stock on such exchange on which such Stock is traded on the trading day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding day period on which such Stock is traded if no Stock was traded on such trading day.

     (c) If market information is not so published on a regular basis, then Fair Market Value shall be the average of the high bid and low asked prices of the Stock in the over-the-counter market over a period of trading days that is reasonably representative of the normal trading of the Stock immediately preceding the date on which Fair Market Value is being determined, as reported by a generally accepted reporting service.

     (d) If the Stock is not publicly traded, Fair Market Value shall be the value determined in good faith by the Committee or the Board. However, such determination shall not take into account any restriction on the stock, except for a restriction which by its terms will never lapse.

     1.11 Incentive Option. An Option that is intended to qualify as an "incentive stock option" within the meaning of section 422 of the Code. An Incentive Option, or a portion thereof, shall not be invalid for failure to qualify under section 422 of the Code, but shall be treated as a Nonqualified Option.



                                                              PMT SERVICES, INC.
                                                       1994 INCENTIVE STOCK PLAN

     1.12  Nonqualified Option.  An Option that is not an Incentive Option.

     1.13 Option. The right that is granted hereunder to a Participant to purchase from the Company a stated number of shares of Stock at the price set forth in an Agreement. As used herein, an Option includes both Incentive Options and Nonqualified Options.

     1.14 Participant. An employee, consultant or advisor of the Company or of an Affiliate who either satisfies the requirements of Article and is selected by the Committee to receive an Award, or receives an Award pursuant to grant specified in this Plan.

     1.15 Plan.  The PMT Services, Inc. 1994 Incentive Stock Plan.

     1.16 SAR. A right to receive compensation hereunder calculated by reference to the increase in the value of a certain number of shares of Stock from the date of an award, as described in Section 45. An SAR is an unfunded, unsecured promise of the Company to the Participant. Unless otherwise stated in an Agreement, or unless the Committee in its discretion honors the exercise of an SAR by issuing Stock, the holder of an SAR has no beneficial rights of Stock ownership or to receive shares of stock.

     1.17 Stock.  The common stock of the Company, $.01 par value.

     1.18 Ten Percent Shareholder. An individual who owns more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate at the time he is granted an Incentive Option. For the purpose of determining if an individual is a Ten Percent Shareholder, he shall be deemed to own any voting stock owned (directly or indirectly) by or for his brothers and sisters (whether by whole or half blood), spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a shareholder, partner or beneficiary.

                          ARTICLE II. PURPOSE OF PLAN

     The purpose of the Plan is to provide a performance incentive and to encourage stock ownership by officers, key employees, consultants and advisors of the Company and its Affiliates, and to align the interests of such individuals with those of the Company, its Affiliates and its shareholders. It is intended that Participants may acquire or increase their proprietary interests in the Company and be encouraged to remain in the employ of the Company or of its Affiliates. The proceeds received by the Company from the sale of Stock pursuant to this Plan may be used for general corporate purposes.

                                                              PMT SERVICES, INC.
                                                       1994 INCENTIVE STOCK PLAN

                         ARTICLE III.  ADMINISTRATION

     3.1 Administration of Plan. The Plan shall be administered by the Committee. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made or action taken by the Committee to administer the Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Award. The Company shall bear all expenses of Plan administration. In addition to all other authority vested with the Committee under the Plan, the Committee shall have complete authority to:

     (a)  Interpret all provisions of this Plan;

     (b) Prescribe the form of any Agreement and notice and manner for executing or giving the same;

     (c)  Make amendments to all Agreements;

     (d)  Adopt, amend, and rescind rules for Plan administration; and

     (e) Make all determinations it deems advisable for the administration of this Plan.

     3.2 Authority to Grant Awards. The Committee shall have authority to grant Awards upon such terms the Committee deems appropriate and that are not inconsistent with the provisions of this Plan. Such terms may include conditions on the exercise of all or any part of an Award. The Compensation Committee may delegate authority to key officers of the Company to grant Awards to certain employees, consultants and advisors.

     3.3 Persons Subject to Section 16(b). Notwithstanding anything in the Plan to the contrary, the Committee, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers subject to section 16(b) of the Exchange Act, without so restricting, limiting or conditioning the Plan with respect to other Participants.

              ARTICLE IV.  ELIGIBILITY AND LIMITATIONS ON GRANTS

     4.1 Participation. The Committee may from time to time designate employees, consultants and advisors to whom Awards are to be granted and who are eligible to become Participants. Such designation shall specify the number of shares of Stock, if any, subject to each Award. All Awards granted under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan or such other provisions as the Committee may adopt that are not inconsistent with the Plan.


                                                              PMT SERVICES, INC.
                                                       1994 INCENTIVE STOCK PLAN

     4.2 Grant of Awards. An Award shall be deemed to be granted to a Participant at the time that the Committee designates in a writing that is adopted by the Committee as the grant of an Award, and that makes reference to the Participant and the number of shares of Stock that are subject to the Award. Accordingly, an Award may be deemed to be granted prior to the approval of this Plan by the shareholders of the Company and prior to the time that an Agreement is executed by the Participant and the Company.

     4.3 Limitations on Grants. A person who is not an employee of the Company or an Affiliate is not eligible to receive an Incentive Option.

     4.4 Limitation on Incentive Options. To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year (under all stock incentive plans of the Company and its Affiliates) exceeds $100,000 (or the amount specified in section 422 of the Code), determined as of the date an Incentive Option is granted, such Options shall be treated as Nonqualified Options. This provision shall be applied by taking Incentive Options into account in the order in which they were granted.

     4.5 Stock Appreciation Rights. The Committee may grant an SAR to a Participant either in tandem with the grant of an Award, or as an award that is separate from any Award granted under the Plan. Subject to the terms of an Agreement, a Participant who receives an SAR shall have the right, upon written request, to surrender any exercisable Award, or portion thereof, in exchange for cash, whole shares of Stock, or a combination thereof, as determined by the Committee, with a value equal to the excess of the Fair Market Value, as of the date of such request, of one share of Stock over the Fair Market Value of the Stock on the Date of Grant (or such other value specified in the Agreement), multiplied by the number of shares covered by the SAR or portion thereof to be surrendered. In the case of any SAR which is granted in connection with an Incentive Option, such SAR shall be exercisable only when the Fair Market Value of the Common Stock exceeds the price specified therefor in the SAR or portion thereof to be surrendered. In the event of the exercise of any SAR granted hereunder, the number of shares reserved for issuance under the Plan shall be reduced only to the extent that shares of Stock are actually issued in connection with the exercise of such SAR.


                       ARTICLE V.  STOCK SUBJECT TO PLAN

     5.1 Source of Shares. Upon the exercise of an Option, the Company shall deliver to the Participant authorized but previously unissued Stock.

     5.2 Maximum Number of Shares. The maximum aggregate number of shares of Stock that may be issued pursuant to the exercise of Awards is 4,195,000, subject to increases and adjustments as provided in Article . The aggregate number of SARs that may be granted shall be determined by the Committee.



                                                              PMT SERVICES, INC.
                                                       1994 INCENTIVE STOCK PLAN

     5.3 Forfeitures. If any Award granted hereunder expires or terminates for any reason without having been exercised in full, the shares of Stock subject thereto shall again be available for issuance of an Award under this Plan.

                        ARTICLE VI.  EXERCISE OF AWARDS

     6.1 Exercise Price. The exercise price of an Incentive Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date the Incentive Option is granted. In the case of a Ten Percent Shareholder, however, the exercise price of an Incentive Option shall not be less than 110% of the Fair Market Value of a share of Stock on the date the Incentive Option is granted. The exercise price of a Nonqualified Option or an SAR shall be the price determined by the Committee at the time that such Award is granted. If the exercise price of an Award is changed after the date it is granted, such change shall be deemed to be a termination of the existing Award and the issuance of a new Award.

     6.2 Right to Exercise. An Award shall be exercisable on the date of grant or on any other date established by the Committee or provided for in an Agreement, provided, however, that Awards granted to officers subject to section 16 of the Exchange Act shall not be exercisable until at least six months after the Award is granted. A Participant must exercise an Incentive Option while he is an employee of the Company or an Affiliate or within the periods that may be specified in the Agreement after termination of employment, death, disability or a "change of control" (as defined in any change of control agreement to which the Company and any such Participant are parties).

     6.3 Maximum Exercise Period. The maximum period in which an Award may be exercised shall be determined by the Committee on the date of grant except that no Incentive Option shall be exercisable after the expiration of 10 years (five years in the case of Incentive Options granted to a Ten Percent Shareholder) from the date it was granted. The terms of any Award may provide that it is exercisable for a shorter period. All Incentive Options shall terminate on the date the Participant's employment with the Company terminates, except as otherwise provided in the Agreement with respect to termination of employment, death, disability or a "change of control" (as defined in any change of control agreement to which the Company and any such Participant are parties).

     6.4 Transferability. Generally, any Award granted under this Plan shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant. However, a Nonqualified Option or an SAR granted under this Plan may be transferable to the extent provided in an Agreement. Provided, further, that no right or interest of a Participant in any Award shall be liable for, or subject to, any lien, obligation or liability of such Participant.

     6.5 Employee Status. The Committee shall determine the extent to which a leave of absence for military or government service, illness, temporary disability, or other reasons shall



                                                              PMT SERVICES, INC.
                                                       1994 INCENTIVE STOCK PLAN
be treated as a termination or interruption of employment for purposes of determining questions of forfeiture and exercise of an Award after termination of employment; provided, however, that if the period treated as employment with respect to an Incentive Option exceeds three months, such Option shall be deemed a Nonqualified Option.

                       ARTICLE VII.  METHOD OF EXERCISE

     7.1 Exercise. An Award granted hereunder shall be deemed to have been exercised on the Date of Exercise. Subject to the provisions of Articles and , an Award may be exercised in whole or in part at such times and in compliance with such requirements as the Committee shall determine.

     7.2 Payment. Unless otherwise provided by the Agreement, payment of the Award price shall be made in cash or, to the extent approved by the Committee, Stock that was acquired prior to the exercise of the Award, other consideration acceptable to the Committee, or a combination thereof.

     7.3 Federal Withholding Tax Requirements. Upon exercise of a Nonqualified Option or an SAR by a Participant who is an employee of the Company or an Affiliate, the Participant shall, upon notification of the amount due and prior to or concurrently with the delivery of the certificates representing the shares, pay to the Company amounts necessary to satisfy applicable federal, state and local withholding tax requirements or shall otherwise make arrangements satisfactory to the Company for such requirements. Such withholding requirements shall not apply to the exercise of an Incentive Option, or to a disqualifying disposition of Stock that is acquired with an Incentive Option, unless the Committee gives the Participant notice that withholding described in this Section is required.

     7.4 Shareholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to Options or SARs prior to the Date of Exercise of such Award. No Participant shall acquire rights as a stockholder through the grant or exercise of an SAR, except to the extent which the Committee, in its sole discretion, issues Stock to the Participant as payment upon the exercise of the SAR.

     7.5 Issuance and Delivery of Shares. Shares of Stock issued pursuant to the exercise of Awards hereunder shall be delivered to Participants by the Company (or its transfer agent) as soon as administratively feasible after a Participant exercises an Award hereunder and executes any applicable shareholder agreement or agreement described in Section 92 that the Company requires at the time of exercise.


               ARTICLE VIII.  ADJUSTMENT UPON CORPORATE CHANGES

     8.1 Adjustments to Shares. The maximum number of shares of stock with respect to which Awards hereunder may be granted and which are the subject of outstanding Awards, and


                                                              PMT SERVICES, INC.
                                                       1994 INCENTIVE STOCK PLAN
the exercise price thereof, shall be adjusted as the Committee determines (in its sole discretion) to be appropriate, in the event that:

     (a) the Company or an Affiliate effects one or more stock dividends, stock splits, reverse stock splits, subdivisions, consolidations or other similar events;

     (b) the Company or an Affiliate engages in a transaction to which section 424 of the Code applies; or

     (c) there occurs any other event which in the judgment of the Committee necessitates such action;

Provided, however, that if an event described in paragraph (a) or (b) occurs, the Committee shall make adjustments to the limits on Awards specified in Sections 43 and 52 that are proportionate to the modifications of the Stock that are on account of such corporate changes. Notwithstanding the foregoing, the Committee may not modify the Plan or the terms of any Awards then outstanding or to be granted hereunder to provide for the issuance under the Plan of a different class of stock or kind of securities.

     8.2 Substitution of Awards on Merger or Acquisition. The Committee may grant Awards in substitution for stock awards, stock options, stock appreciation rights or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction to which section 424(a) of the Code applies. The terms of such substituted Awards shall be determined by the Committee in its sole discretion, subject only to the limitations of
Article V.

     8.3 Effect of Certain Transactions. The provisions of this Section 8.3 shall apply to the extent that an Agreement does not otherwise expressly address the matters contemplated herein. Upon a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company, as a result of which the shareholders of the Company receive cash, stock or other property in exchange for their shares of Stock (but not a public offering of Stock by the Company), and the Company is not the surviving entity (or survives only as a subsidiary that is controlled by another entity), any Award granted hereunder shall terminate, provided that the Participant shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to exercise his Awards in whole or in part, whether or not the vesting requirements set forth in any Agreement have been satisfied, unless the Committee elects to convert all Awards hereunder into stock incentive awards of an acquiring corporation. Provided, however, that, notwithstanding the foregoing, a portion of the acceleration of exercisability of Awards shall not occur with respect to any holder to the extent that such portion of acceleration would cause the Participant or holder of such Award to be liable for the payment of taxes pursuant to section 4999 of the Code. If the Committee so elects to convert the Awards, the amount and price of such converted options shall be determined by adjusting the amount and price of the Awards



                                                              PMT SERVICES, INC.
                                                       1994 INCENTIVE STOCK PLAN
granted hereunder in the same proportion as used for determining the number of shares of stock of the acquiring corporation the holders of the Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization, and the vesting schedule set forth in the Agreement shall continue to apply to the converted options.

     8.4 No Adjustment Upon Certain Transactions. The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards.

     8.5 Fractional Shares. Only whole shares of Stock may be acquired through the exercise of an Award. Any amounts tendered in the exercise of an Award remaining after the maximum number of whole shares have been purchased will be returned to the Participant.

           ARTICLE IX.  COMPLIANCE WITH LAW AND REGULATORY APPROVAL

     9.1 General. No Award shall be exercisable, no Stock shall be issued, no certificates for shares of Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all federal or state laws and regulations (including, without limitation, withholding tax requirements), federal and state securities laws and regulations and the rules of all securities exchanges or self-regulatory organizations on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence shares of Stock for which an Award is exercised may bear such legends and statements as the Committee upon advice of counsel may deem advisable to assure compliance with federal or state laws and regulations. No Award shall be exercisable, no Stock shall be issued, no certificate for shares shall be delivered and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from any regulatory bodies having jurisdiction over such matters.

     9.2 Representations by Participants. As a condition to the exercise of an Award, the Company may require a Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the laws referred to in Section 91. At the option of the Company, a stop transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel was provided (concurred in by counsel for the Company) and stating that such transfer is not in violation of any applicable law or regulation may be stamped on the stock certificate in order to assure exemption from registration. The Committee may also require such other action or agreement by the Participants



                                                              PMT SERVICES, INC.
                                                       1994 INCENTIVE STOCK PLAN
as may from time to time be necessary to comply with federal or state securities laws. This provision shall not obligate the Company or any Affiliate to undertake registration of options or stock hereunder.

                        ARTICLE X.  GENERAL PROVISIONS

     10.1 Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment of any employee at any time with or without assigning a reason therefor.

     10.2 Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon contractual obligations that may be created hereunder. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

     10.3 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The masculine gender when used herein refers to both masculine and feminine. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

     10.4 Governing Law. The internal laws of the State of Tennessee shall apply to all matters arising under this Plan, to the extent that federal law does not otherwise apply or preempt Tennessee law.

     10.5 Compliance With Section 16 of the Exchange Act. With respect to persons subject to liability under section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or successor provisions) under the Exchange Act. To the extent any provision of this Plan or action by Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

     10.6 Amendment. The Board may amend or terminate this Plan at any time; provided, however, an amendment that would have a material adverse effect on the rights of a Participant under an outstanding Award is not valid with respect to such Award without the Participant's consent, except as necessary for Incentive Options to maintain qualification under the Code; and provided, further, that the shareholders of the Company must approve, in general meeting:

     (a) 12 months before or after the date of adoption, any amendment that increases the aggregate number of shares of Stock that may be issued under Incentive Options


                                                              PMT SERVICES, INC.
                                                       1994 INCENTIVE STOCK PLAN
          or changes the employees (or class of employees) eligible to receive Incentive Options;

     (b) before the effective date thereof, any amendment that changes the number of shares in the aggregate which may be issued pursuant to Awards granted under the Plan or the maximum number of shares with respect to which any individual may receive options in any calendar year, except pursuant to Article ; and

     (c) before the effective date thereof, any amendment that increases the period during which Awards may be granted or exercised.

Moreover, shareholder approval shall not be required for minor amendments to the Plan that are intended to benefit the administration of the plan, for amendments necessitated by changes in legislation or administrative rules governing the Plan, or for amendments that the Board deems necessary to obtain or maintain favorable tax, securities exchange or regulatory treatment of the Plan for future Participants.

     10.7 Duration of Plan. This Plan shall continue until it is terminated by the Board pursuant to Section 106. However, no Incentive Option may be granted under this Plan more than 10 years after the earlier of the date that the Plan was first adopted by the Board or the date that the Plan was approved by shareholders as provided in Section 108. Incentive Options granted before such date shall remain valid in accordance with their terms.

     10.8 Effective Date of Plan. This Plan was first adopted by the Board on May 13, 1994, and was thereafter approved by the shareholders of the Company in a manner that satisfies Treasury Regulation section 1.422-5. Effective September 10, 1997, all Awards granted hereunder shall be governed by the terms of this amended and restated Plan; provided, however, that the terms of the Plan prior to this amendment shall apply to the extent that the terms of this restated Plan would have a material adverse effect on the rights of a Participant under an outstanding Award, unless (i) the Participant has given consent to the change, or (ii) such amendment is necessary for Incentive Options to maintain qualification under the Code.


                                                              PMT SERVICES, INC.
                                                       1994 INCENTIVE STOCK PLAN

                                   EXECUTION

     IN WITNESS WHEREOF, the undersigned officer has executed this restated and amended Plan on this the _____ day of ____________, 1997, but to be effective as of the dates specified in Section 108.

                                        PMT SERVICES, INC.



                                        By:  ______________________________

                                        Its: ______________________________

                                                                      APPENDIX B



                              PMT SERVICES, INC.

                 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN



                 AMENDED AND RESTATED AS OF SEPTEMBER 10, 1997

        PMT SERVICES, INC. 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                               TABLE OF CONTENTS
                                                                            Page

                             ARTICLE I. DEFINITIONS


1.1   Affiliate..............................................................  1
1.2   Agreement..............................................................  1
1.3   Board..................................................................  1
1.4   Code...................................................................  1
1.5   Committee..............................................................  1
1.6   Company................................................................  1
1.7   Date of Exercise.......................................................  1
1.8   Exchange Act...........................................................  1
1.9   Fair Market Value......................................................  2
1.10  Option.................................................................  2
1.11  Participant............................................................  2
1.12  Plan...................................................................  2
1.13  Stock..................................................................  2

                         ARTICLE II. PURPOSE OF PLAN........................  3

                         ARTICLE III.  ADMINISTRATION

3.1   Administration of Plan.................................................  3
3.2   Authority to Grant Options.............................................  3

               ARTICLE IV.  ELIGIBILITY AND LIMITATIONS ON GRANTS

4.1   Participation..........................................................  4
4.2   Grant of Options.......................................................  4


                       ARTICLE V.  STOCK SUBJECT TO PLAN

5.1   Source of Shares.......................................................  5
5.2   Maximum Number of Shares...............................................  5
5.3   Forfeitures............................................................  5

                       ARTICLE VI.  EXERCISE OF OPTIONS

6.1   Exercise Price.........................................................  5
6.2   Maximum Exercise Period................................................  5
6.3   Transferability........................................................  5

                       ARTICLE VII.  METHOD OF EXERCISE

7.1   Exercise...............................................................  5
7.2   Payment................................................................  5
7.3   Federal Withholding Tax Requirements...................................  5
7.4   Shareholder Rights.....................................................  6
7.5   Issuance and Delivery of Shares........................................  6

               ARTICLE VIII.  ADJUSTMENT UPON CORPORATE CHANGES

8.1   Adjustments to Shares..................................................  6
8.2   Substitution of Awards on Merger or Acquisition........................  6
8.3   Effect of Certain Transactions.........................................  6
8.4   No Adjustment Upon Certain Transactions................................  7
8.5   Fractional Shares......................................................  7

           ARTICLE IX.  COMPLIANCE WITH LAW AND REGULATORY APPROVAL

9.1   General................................................................  7
9.2   Representations by Participants........................................  8

                        ARTICLE X.  GENERAL PROVISIONS

10.1  Unfunded Plan..........................................................  8
10.2  Rules of Construction..................................................  8
10.3  Governing Law..........................................................  8
10.4  Compliance With Section 16 of the Exchange Act.........................  8
10.5  Amendment..............................................................  9
10.6  Duration of Plan.......................................................  9
10.7  Effective Date of Plan.................................................  9

        PMT SERVICES, INC. 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                   PREAMBLE

     WHEREAS, effective May 13, 1994, PMT Services, Inc. (the "Company") previously established the PMT Services, Inc. 1994 Non-Employee Director Stock Option Plan (the "Plan"), in order to provide for the award of options to purchase the common stock of the Company ("Stock") to non-employee directors of the Company; and

     WHEREAS, the Company desires to amend and restate this Plan to conform with changes to the Securities and Exchange Commission Rule 16b-3 and to provide for certain administrative modifications;

     NOW, THEREFORE, the Company hereby amends and restates the Plan, effective September 10, 1997.

                            ARTICLE I. DEFINITIONS

     1.1 Affiliate. A "parent corporation," as defined in section 424(e) of the Code, or "subsidiary corporation," as defined in section 424(f) of the Code, of the Company.

     1.2 Agreement. A written agreement (including any amendment or supplement thereto) between the Company or Affiliate and a Participant specifying the terms and conditions of an Option granted to such Participant.

     1.3  Board.  The board of directors of the Company.

     1.4  Code.  The Internal Revenue Code of 1986, as amended.

     1.5 Committee. A committee composed of at least two individuals (or such number that satisfies Rule 16b-3 of the Exchange Act) who are members of the Board and are not employees of the Company or an Affiliate, and who are designated by the Board as the "compensation committee" or are otherwise designated to administer the Plan. In the absence of a designation of a Committee by the Board, the Board shall be the Committee.

     1.6  Company.  PMT Services, Inc. and its successors.

     1.7 Date of Exercise. The date that the Company accepts tender of the exercise price of an Option.

     1.8  Exchange Act.  The Securities Exchange Act of 1934, as amended.



                                            PMT SERVICES, INC. 1994 NON-EMPLOYEE
                                                      DIRECTOR STOCK OPTION PLAN

     1.9 Fair Market Value. On any given date, Fair Market Value shall be the applicable description below (unless, where appropriate, the Committee determines in good faith the fair market value of the Stock to be otherwise):

     (a) If the Stock is reported on the Nasdaq National Market System or another Nasdaq automated quotation system, and market information is published on a regular basis, then Fair Market Value shall be the closing price of the Stock, as so published, on the trading day immediately preceding the date as of which Fair Market Value is being determined, or the closing price on the next preceding trading day on which such prices were published if no Stock was traded on such trading day.

     (b) If the Stock is not traded on the Nasdaq National Market System or another Nasdaq automated quotation system, but is traded on the New York Stock Exchange or the American Stock Exchange, then Fair Market Value shall be the closing price of the Stock on such exchange on which such Stock is traded on the trading day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding day period on which such Stock is traded if no Stock was traded on such trading day.

     (c) If market information is not so published on a regular basis, then Fair Market Value shall be the average of the high bid and low asked prices of the Stock in the over-the-counter market over a period of trading days that is reasonably representative of the normal trading of the Stock immediately preceding the date on which Fair Market Value is being determined, as reported by a generally accepted reporting service.

     (d) If the Stock is not publicly traded, Fair Market Value shall be the value determined in good faith by the Committee or the Board. However, such determination shall not take into account any restriction on the stock, except for a restriction which by its terms will never lapse.

     1.10 Option. The right that is granted hereunder to a Participant to purchase from the Company a stated number of shares of Stock at the price set forth in an Agreement. As used herein, an Option includes only options not qualified under section 422 of the Code.

     1.11 Participant.  A person who has been granted an Option pursuant to
Section 41.

     1.12 Plan. The PMT Services, Inc. 1994 Non-Employee Director Stock Option Plan.

     1.13 Stock.  The common stock of the Company, $.01 par value.



                                            PMT SERVICES, INC. 1994 NON-EMPLOYEE
                                                      DIRECTOR STOCK OPTION PLAN

                          ARTICLE II. PURPOSE OF PLAN

     The purpose of the Plan is to maintain the Company's ability to attract and retain the services of experienced and highly-qualified non-employee directors and to encourage stock ownership by such directors, and to align the interests of such individuals with those of the Company, its Affiliates and its shareholders. It is intended that Participants may acquire or increase their proprietary interests in the Company and be encouraged to remain in the directorship of the Company. The proceeds received by the Company from the sale of Stock pursuant to this Plan may be used for general corporate purposes.

                         ARTICLE III.  ADMINISTRATION

     3.1 Administration of Plan. The Plan shall be administered by the Committee. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made or action taken by the Committee to administer the Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Option. The Company shall bear all expenses of Plan administration. In addition to all other authority vested with the Committee under the Plan, the Committee shall have complete authority to:

     (a)  Interpret all provisions of this Plan;

     (b) Prescribe the form of any Agreement and notice and manner for executing or giving the same;

     (c)  Make amendments to all Agreements;

     (d)  Adopt, amend, and rescind rules for Plan administration; and

     (e) Make all determinations it deems advisable for the administration of this Plan.

     3.2 Authority to Grant Options. The Committee shall have authority to grant Options upon such terms the Committee deems appropriate and that are not inconsistent with the provisions of this Plan. Such terms may include conditions on the exercise of all or any part of an Option.



                                            PMT SERVICES, INC. 1994 NON-EMPLOYEE
                                                      DIRECTOR STOCK OPTION PLAN

              ARTICLE IV.  ELIGIBILITY AND LIMITATIONS ON GRANTS

     4.1 Participation. An Option shall be granted on the date of each annual meeting of the shareholders of the Company (as used in this Section, the "Annual Meeting") to each individual who, immediately following the Annual Meeting, is a member of the Board and is not an employee of the Company or of an Affiliate. The determination of an individual's eligibility to receive an Option hereunder will be made following the conclusion of each Annual Meeting. Each Option granted is subject to the following terms:

     (a) A one-time grant of 30,000 Options shall be made to each Participant on August 12, 1994. At each Annual Meeting thereafter, Options shall be granted to purchase 6,000 shares of Stock. Provided, however, that the Committee may revoke, on or prior to such Annual Meeting, the next automatic grant of options otherwise provided for by this Plan if no Options have been granted since the preceding Annual Meeting to Company employees under any other employee stock plan of the Company.

     (b) An Option granted at an Annual Meeting shall become exercisable incrementally with respect to the Stock that can be acquired thereunder, beginning at the Annual Meeting following the date the Option was granted (each such Annual Meeting being referred to as the "Anniversary"), as follows: (1) 25% of the Stock subject to the Option may be acquired on and after the first Anniversary; (2) 50% of the Stock subject to the Option may be acquired on and after the second Anniversary; (3) 75% of the Stock subject to the Option may be acquired on and after the third Anniversary; and (4) 100% of the Stock subject to the Option may be acquired on and after the fourth Anniversary. Provided, however, that the right to exercise an Option shall terminate as set forth in the Plan, including Sections 62 and 83, and as set forth in an Agreement.

     (c) All Options granted under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan or such other provisions as the Committee may adopt that are not inconsistent with the Plan.

     4.2 Grant of Options. An Option shall be deemed to be granted to a Participant at the time that the Committee designates in a writing that is adopted by the Committee as the grant of an Option, and that makes reference to the Participant and the number of shares of Stock that are subject to the Option. Accordingly, an Option may be deemed to be granted prior to the approval of this Plan by the shareholders of the Company and prior to the time that an Agreement is executed by the Participant and the Company.


                                            PMT SERVICES, INC. 1994 NON-EMPLOYEE
                                                      DIRECTOR STOCK OPTION PLAN

                       ARTICLE V.  STOCK SUBJECT TO PLAN

     5.1 Source of Shares. Upon the exercise of an Option, the Company shall deliver to the Participant authorized but previously unissued Stock.

     5.2 Maximum Number of Shares. The maximum aggregate number of shares of Stock that may be issued pursuant to the exercise of Options is 300,000, subject to increases and adjustments as provided in Article .

     5.3 Forfeitures. If any Option granted hereunder expires or terminates for any reason without having been exercised in full, the shares of Stock subject thereto shall again be available for issuance of an Option under this Plan.

                       ARTICLE VI.  EXERCISE OF OPTIONS

     6.1 Exercise Price. The exercise price of an Option shall be the price determined by the Committee at the time that such Option is granted. If the exercise price of an Option is changed after the date it is granted, such change shall be deemed to be a termination of the existing Option and the issuance of a new Option.

     6.2 Maximum Exercise Period. The maximum period in which an Option may be exercised shall be 10 years after the date it is granted.

     6.3 Transferability. An Option granted under this Plan may be transferable to the extent provided in an Agreement. Provided, further, that no right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation or liability of such Participant.

                       ARTICLE VII.  METHOD OF EXERCISE

     7.1 Exercise. An Option granted hereunder shall be deemed to have been exercised on the Date of Exercise. Subject to the provisions of Articles and , an Option may be exercised in whole or in part at such times and in compliance with such requirements as the Committee shall determine, but in no event sooner than six months from the date of grant.

     7.2 Payment. Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or, to the extent approved by the Committee, Stock that was acquired prior to the exercise of the Option, other consideration acceptable to the Committee, or a combination thereof.

     7.3 Federal Withholding Tax Requirements. Upon exercise of an Option, the Participant shall, upon notification of the amount due and prior to or concurrently with the delivery of the certificates representing the shares, pay to the Company amounts necessary to


                                            PMT SERVICES, INC. 1994 NON-EMPLOYEE
                                                      DIRECTOR STOCK OPTION PLAN
satisfy applicable federal, state and local withholding tax requirements or shall otherwise make arrangements satisfactory to the Company for such requirements.

     7.4 Shareholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to Options prior to the Date of Exercise of such Option.

     7.5 Issuance and Delivery of Shares. Shares of Stock issued pursuant to the exercise of Options hereunder shall be delivered to Participants by the Company (or its transfer agent) as soon as administratively feasible after a Participant exercises an Option hereunder and executes any applicable shareholder agreement or agreement described in Section 92 that the Company requires at the time of exercise.

               ARTICLE VIII.  ADJUSTMENT UPON CORPORATE CHANGES

     8.1 Adjustments to Shares. The maximum number of shares of stock with respect to which Options hereunder may be granted and which are the subject of outstanding Options, and the exercise price thereof, shall be adjusted as the Committee determines (in its sole discretion) to be appropriate, in the event that:

     (a) the Company or an Affiliate effects one or more stock dividends, stock splits, reverse stock splits, subdivisions, consolidations or other similar events;

     (b) the Company or an Affiliate engages in a transaction to which section 424 of the Code applies; or

     (c) there occurs any other event which in the judgment of the Committee necessitates such action;

Provided, however, that if an event described in paragraph (a) or (b) occurs, the Committee shall make adjustments to the limit on Options specified in
Section 52 that are proportionate to the modifications of the Stock that are on account of such corporate changes. Notwithstanding the foregoing, the Committee may not modify the Plan or the terms of any Options then outstanding or to be granted hereunder to provide for the issuance under the Plan of a different class of stock or kind of securities.

     8.2 Substitution of Awards on Merger or Acquisition. The Committee may grant Options in substitution for stock options or similar awards held by an individual who becomes an employee or director of the Company or an Affiliate in connection with a transaction to which section 424(a) of the Code applies. The terms of such substituted Awards shall be determined by the Committee in its sole discretion, subject only to the limitations of Article .

     8.3 Effect of Certain Transactions. The provisions of this Section 83 shall apply to the extent that an Agreement does not otherwise expressly address the matters contained herein.



                                            PMT SERVICES, INC. 1994 NON-EMPLOYEE
                                                      DIRECTOR STOCK OPTION PLAN

Upon a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company, as a result of which the shareholders of the Company receive cash, stock or other property in exchange for their shares of Stock (but not a public offering of Stock by the Company), and the Company is not the surviving entity (or survives only as a subsidiary that is controlled by another entity), any Award granted hereunder shall terminate, provided that the Participant shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to exercise his Awards in whole or in part, whether or not the vesting requirements set forth in any Agreement have been satisfied, unless the Committee elects to convert all Awards hereunder into stock incentive awards of an acquiring corporation. Provided, however, that, notwithstanding the foregoing, a portion of the acceleration of exercisability of Awards shall not occur with respect to any holder to the extent that such portion of acceleration would cause the Participant or holder of such Award to be liable for the payment of taxes pursuant to section 4999 of the Code. If the Committee so elects to convert the Awards, the amount and price of such converted options shall be determined by adjusting the amount and price of the Awards granted hereunder in the same proportion as used for determining the number of shares of stock of the acquiring corporation the holders of the Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization, and the vesting schedule set forth in the Agreement shall continue to apply to the converted options.

     8.4 No Adjustment Upon Certain Transactions. The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Options.

     8.5 Fractional Shares. Only whole shares of Stock may be acquired through the exercise of an Option. Any amounts tendered in the exercise of an Option remaining after the maximum number of whole shares have been purchased will be returned to the Participant.

           ARTICLE IX.  COMPLIANCE WITH LAW AND REGULATORY APPROVAL

     9.1 General. No Option shall be exercisable, no Stock shall be issued, no certificates for shares of Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all federal or state laws and regulations (including, without limitation, withholding tax requirements), federal and state securities laws and regulations and the rules of all securities exchanges or self-regulatory organizations on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence shares of Stock for which an Option is exercised may bear such legends and statements as the Committee upon advice of counsel may deem advisable to assure compliance with federal or state laws and regulations. No Option shall be exercisable, no Stock shall be issued, no certificate for shares shall be delivered and no payment



                                            PMT SERVICES, INC. 1994 NON-EMPLOYEE
                                                      DIRECTOR STOCK OPTION PLAN
shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from any regulatory bodies having jurisdiction over such matters.

     9.2 Representations by Participants. As a condition to the exercise of an Option, the Company may require a Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the laws referred to in Section 91. At the option of the Company, a stop transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel was provided (concurred in by counsel for the Company) and stating that such transfer is not in violation of any applicable law or regulation may be stamped on the stock certificate in order to assure exemption from registration. The Committee may also require such other action or agreement by the Participants as may from time to time be necessary to comply with federal or state securities laws. This provision shall not obligate the Company or any Affiliate to undertake registration of options or stock hereunder.

                        ARTICLE X.  GENERAL PROVISIONS


     10.1 Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon contractual obligations that may be created hereunder. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

     10.2 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The masculine gender when used herein refers to both masculine and feminine. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

     10.3 Governing Law. The internal laws of the State of Tennessee shall apply to all matters arising under this Plan, except to the extent that federal law does not otherwise apply or preempt Tennessee law.

     10.4 Compliance With Section 16 of the Exchange Act. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or successor provisions) under the Exchange Act. To the extent any provision of this Plan or action by Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.



                                            PMT SERVICES, INC. 1994 NON-EMPLOYEE
                                                      DIRECTOR STOCK OPTION PLAN

     10.5 Amendment. The Board may amend or terminate this Plan at any time; provided, however, an amendment that would have a material adverse effect on the rights of a Participant under an outstanding Option is not valid with respect to such Option without the Participant's consent; and provided, further, that the shareholders of the Company must approve, in general meeting, before the effective date thereof, any amendment that changes the number of shares in the aggregate which may be issued pursuant to Options granted under the Plan. Moreover, shareholder approval shall not be required for minor amendments to the Plan that are intended to benefit the administration of the plan, for amendments necessitated by changes in legislation or administrative rules governing the Plan, or for amendments that the Board deems necessary to obtain or maintain favorable tax, securities exchange or regulatory treatment of the Plan for future Participants.

     10.6 Duration of Plan. This Plan shall continue until it is terminated by the Board pursuant to Section 105.

     10.7 Effective Date of Plan. This Plan was first adopted by the Board on May 13, 1994, and was thereafter approved by the shareholders of the Company. Effective September 10, 1997, all Awards granted hereunder shall be governed by the terms of this amended and restated Plan; provided, however, that the terms of the Plan prior to this amendment shall apply to the extent that the terms of this restated Plan would have a material adverse effect on the rights of a Participant under an outstanding Award, unless the Participant has given consent to the change.


                                   EXECUTION

     IN WITNESS WHEREOF, the undersigned officer has executed this restated and amended Plan on this the _____ day of ____________, 1997, but to be effective as of the dates specified in Section 107.

                                        PMT SERVICES, INC.



                                        By:  _______________________________

                                        Its: _______________________________






                                            PMT SERVICES, INC. 1994 NON-EMPLOYEE
                                                      DIRECTOR STOCK OPTION PLAN

                                                                      APPENDIX C

                              PMT SERVICES, INC.

                      1997 EXECUTIVE STOCK INCENTIVE PLAN



                         EFFECTIVE SEPTEMBER 10, 1997

            PMT SERVICES, INC. 1997 EXECUTIVE STOCK INCENTIVE PLAN

                               TABLE OF CONTENTS
                                                                            Page

                            ARTICLE I. DEFINITIONS

1.1   Affiliate..............................................................  1
1.2   Agreement..............................................................  1
1.3   Award..................................................................  1
1.4   Board..................................................................  1
1.5   Code...................................................................  1
1.6   Committee..............................................................  2
1.7   Company................................................................  2
1.8   Date of Exercise.......................................................  2
1.9   Exchange Act...........................................................  2
1.10  Fair Market Value......................................................  2
1.11  Incentive Option.......................................................  3
1.12  Nonqualified Option....................................................  3
1.13  Option.................................................................  3
1.14  Participant............................................................  3
1.15  Plan...................................................................  3
1.16  SAR....................................................................  3
1.17  Stock..................................................................  3
1.18  Ten Percent Shareholder................................................  3

                        ARTICLE II. PURPOSE OF PLAN  3

                         ARTICLE III.  ADMINISTRATION

3.1  Administration of Plan..................................................  4
3.2  Authority to Grant Awards...............................................  4
3.3  Persons Subject to Section 16(b)........................................  4

              ARTICLE IV.  ELIGIBILITY AND LIMITATIONS ON GRANTS

4.1  Participation...........................................................  4
4.2  Grant of Awards.........................................................  5
4.3  Limitations on Grants...................................................  5
4.4  Limitation on Incentive Options.........................................  5
4.5  Stock Appreciation Rights...............................................  5


                                               PMT SERVICES, INC. 1997 EXECUTIVE
                                                            STOCK INCENTIVE PLAN

                       ARTICLE V.  STOCK SUBJECT TO PLAN

5.1   Source of Shares.......................................................  6
5.2   Maximum Number of Shares...............................................  6
5.3   Forfeitures............................................................  6

                        ARTICLE VI.  EXERCISE OF AWARDS

6.1   Exercise Price.........................................................  6
6.2   Right to Exercise......................................................  6
6.3   Maximum Exercise Period................................................  6
6.4   Transferability........................................................  7
6.5   Employee Status........................................................  7

                       ARTICLE VII.  METHOD OF EXERCISE

7.1   Exercise...............................................................  7
7.2   Payment................................................................  7
7.3   Federal Withholding Tax Requirements...................................  7
7.4   Shareholder Rights.....................................................  7
7.5   Issuance and Delivery of Shares........................................  8

               ARTICLE VIII.  ADJUSTMENT UPON CORPORATE CHANGES

8.1   Adjustments to Shares..................................................  8
8.2   Substitution of Awards on Merger or Acquisition........................  8
8.3   Effect of Certain Transactions.........................................  8
8.4   No Adjustment Upon Certain Transactions................................  9
8.5   Fractional Shares......................................................  9

           ARTICLE IX.  COMPLIANCE WITH LAW AND REGULATORY APPROVAL

9.1   General................................................................  9
9.2   Representations by Participants........................................ 10

                        ARTICLE X.  GENERAL PROVISIONS

10.1  Effect on Employment................................................... 10
10.2  Unfunded Plan.......................................................... 10
10.3  Rules of Construction.................................................. 10
10.4  Governing Law.......................................................... 10
10.5  Compliance With Section 16 of the Exchange Act......................... 10
10.6  Amendment.............................................................. 11

                                               PMT SERVICES, INC. 1997 EXECUTIVE
                                                            STOCK INCENTIVE PLAN

10.7  Duration of Plan......................................................  11
10.8  Effective Date of Plan................................................  11




                                               PMT SERVICES, INC. 1997 EXECUTIVE
                                                            STOCK INCENTIVE PLAN

            PMT SERVICES, INC. 1997 EXECUTIVE STOCK INCENTIVE PLAN

                                   PREAMBLE

     WHEREAS, PMT Services, Inc. (the "Company") desires to establish a plan through which the Company may award options to purchase the common stock of the Company, $.01 par value ("Stock"), and Stock appreciation rights to officers, employees and consultants of the Company and its affiliates;

     WHEREAS, the Company intends that the Plan provide for the granting of options that qualify as "incentive stock options" within the meaning of section 422 of the Internal Revenue Code;

     WHEREAS, the Company intends that this Plan and awards granted hereunder will (i) qualify as "performance-based compensation" described in section 162(m)(4)(C) of the Internal Revenue Code, and (ii) conform to the provisions of Securities and Exchange Commission Rule 16b-3; and

     WHEREAS, although the Company has previously established benefit plans for awarding stock incentives, the Company contemplates that this arrangement will be primarily utilized for awarding stock incentives to individuals who are subject to liability under section 16 of the Securities Exchange Act of 1934 or who potentially are "covered employees" described in section 162(m)(3) of the Internal Revenue Code;

     NOW, THEREFORE, the Company hereby establishes the PMT Services, Inc. 1997 Executive Stock Incentive Plan (the "Plan"), effective September 10, 1997:

                            ARTICLE I. DEFINITIONS

     1.1 Affiliate. A "parent corporation," as defined in section 424(e) of the Code, or "subsidiary corporation," as defined in section 424(f) of the Code, of the Company.

     1.2 Agreement. A written agreement (including any amendment or supplement thereto) between the Company or Affiliate and a Participant specifying the terms and conditions of an Award granted to such Participant.

     1.3 Award. A right that is granted under the Plan to a Participant by the Company, including Options and SARs.

     1.4  Board.  The board of directors of the Company.

     1.5  Code.  The Internal Revenue Code of 1986, as amended.



                                               PMT SERVICES, INC. 1997 EXECUTIVE
                                                            STOCK INCENTIVE PLAN

     1.6 Committee. A committee composed of at least two individuals (or such number that satisfies section 162(m)(4)(C) of the Code and Rule 16b-3 of the Exchange Act) who are members of the Board and are not employees of the Company or an Affiliate, and who are designated by the Board as the "compensation committee" or are otherwise designated to administer the Plan. In the absence of a designation of a Committee by the Board, the Board shall be the Committee.

     1.7  Company.  PMT Services, Inc. and its successors.

     1.8 Date of Exercise. The date that the Company accepts tender of the exercise price of an Award, if any, or accepts an election to exercise rights under an SAR.

     1.9  Exchange Act.  The Securities Exchange Act of 1934, as amended.

     1.10 Fair Market Value. On any given date, Fair Market Value shall be the applicable description below (unless, where appropriate, the Committee determines in good faith the fair market value of the Stock to be otherwise):

     (a) If the Stock is reported on the Nasdaq National Market System or another Nasdaq automated quotation system, and market information is published on a regular basis, then Fair Market Value shall be the closing price of the Stock, as so published, on the trading day immediately preceding the date as of which Fair Market Value is being determined, or the closing price on the next preceding trading day on which such prices were published if no Stock was traded on such trading day.

     (b) If the Stock is not traded on the Nasdaq National Market System or another Nasdaq automated quotation system but is reported on the New York Stock Exchange or the American Stock Exchange, then Fair Market Value shall be the the closing price of the Stock on such exchange on which such Stock is traded on the trading day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding day on which such Stock is traded if no Stock was traded on such trading day.

     (c) If market information is not so published on a regular basis, then Fair Market Value shall be the average of the high bid and low asked prices of the Stock in the over-the-counter market over a period of trading days that is reasonably representative of the normal trading of the Stock immediately preceding the date on which Fair Market Value is being determined, as reported by a generally accepted reporting service.

     (d) If the Stock is not publicly traded, Fair Market Value shall be the value determined in good faith by the Committee or the Board. However, such determination shall not take into account any restriction on the stock, except for a restriction which by its terms will never lapse.



                                               PMT SERVICES, INC. 1997 EXECUTIVE
                                                            STOCK INCENTIVE PLAN

     1.11 Incentive Option. An Option that is intended to qualify as an "incentive stock option" within the meaning of section 422 of the Code. An Incentive Option, or a portion thereof, shall not be invalid for failure to qualify under section 422 of the Code, but shall be treated as a Nonqualified Option.

     1.12 Nonqualified Option.  An Option that is not an Incentive Option.

     1.13 Option. The right that is granted hereunder to a Participant to purchase from the Company a stated number of shares of Stock at the price set forth in an Agreement. As used herein, an Option includes both Incentive Options and Nonqualified Options.

     1.14 Participant. An officer, employee or consultant of the Company or of an Affiliate who either satisfies the requirements of Article and is selected by the Committee to receive an Award, or receives an Award pursuant to grant specified in this Plan.

     1.15 Plan.  The PMT Services, Inc. 1997 Executive Stock Incentive Plan.

     1.16 SAR. A right to receive compensation hereunder calculated by reference to the increase in the value of a certain number of shares of Stock from the date of an award, as described in Section 45. An SAR is an unfunded, unsecured promise of the Company to the Participant. Unless otherwise stated in an Agreement, or unless the Committee in its discretion honors the exercise of an SAR by issuing Stock, the holder of an SAR has no beneficial rights of Stock ownership or to receive shares of stock.

     1.17 Stock.  The common stock of the Company, $.01 par value.

     1.18 Ten Percent Shareholder. An individual who owns more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate at the time he is granted an Incentive Option. For the purpose of determining if an individual is a Ten Percent Shareholder, he shall be deemed to own any voting stock owned (directly or indirectly) by or for his brothers and sisters (whether by whole or half blood), spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a shareholder, partner or beneficiary.

                          ARTICLE II. PURPOSE OF PLAN

     The purpose of the Plan is to provide a performance incentive and to encourage stock ownership by officers, employees and consultants of the Company and its Affiliates, and to align the interests of such individuals with those of the Company, its Affiliates and its shareholders. It is intended that Participants may acquire or increase their proprietary interests in the Company and be encouraged to remain in the employ of the Company or of its Affiliates. The proceeds received by



                                               PMT SERVICES, INC. 1997 EXECUTIVE
                                                            STOCK INCENTIVE PLAN
the Company from the sale of Stock pursuant to this Plan may be used for general corporate purposes.

                         ARTICLE III.  ADMINISTRATION

     3.1 Administration of Plan. The Plan shall be administered by the Committee. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made or action taken by the Committee to administer the Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Award. The Company shall bear all expenses of Plan administration. In addition to all other authority vested with the Committee under the Plan, the Committee shall have complete authority to:

     (a)  Interpret all provisions of this Plan;

     (b) Prescribe the form of any Agreement and notice and manner for executing or giving the same;

     (c)  Make amendments to all Agreements;

     (d)  Adopt, amend, and rescind rules for Plan administration; and

     (e) Make all determinations it deems advisable for the administration of this Plan.

     3.2 Authority to Grant Awards. The Committee shall have authority to grant Awards upon such terms the Committee deems appropriate and that are not inconsistent with the provisions of this Plan. Such terms may include conditions on the exercise of all or any part of an Award.

     3.3 Persons Subject to Section 16(b). Notwithstanding anything in the Plan to the contrary, the Committee, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers subject to section 16(b) of the Exchange Act, without so restricting, limiting or conditioning the Plan with respect to other Participants.

              ARTICLE IV.  ELIGIBILITY AND LIMITATIONS ON GRANTS

     4.1 Participation. The Committee may from time to time designate employees, consultants and advisors to whom Awards are to be granted and who are eligible to become Participants. Such designation shall specify the number of shares of Stock, if any, subject to each Award. All Awards granted under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan or such other provisions as the Committee may adopt that are not inconsistent with the Plan.



                                               PMT SERVICES, INC. 1997 EXECUTIVE
                                                            STOCK INCENTIVE PLAN

     4.2 Grant of Awards. An Award shall be deemed to be granted to a Participant at the time that the Committee designates in a writing that is adopted by the Committee as the grant of an Award, and that makes reference to the Participant and the number of shares of Stock that are subject to the Award. Accordingly, an Award may be deemed to be granted prior to the approval of this Plan by the shareholders of the Company and prior to the time that an Agreement is executed by the Participant and the Company.

     4.3 Limitations on Grants. A person who is not an employee of the Company or an Affiliate is not eligible to receive an Incentive Option. No person may receive Awards with respect to more than 400,000 shares of Stock (subject to increases and adjustments as provided in Article VIII) in any one-year period.

     4.4 Limitation on Incentive Options. To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year (under all stock incentive plans of the Company and its Affiliates) exceeds $100,000 (or the amount specified in section 422 of the Code), determined as of the date an Incentive Option is granted, such Options shall be treated as Nonqualified Options. This provision shall be applied by taking Incentive Options into account in the order in which they were granted.

     4.5 Stock Appreciation Rights. The Committee may grant an SAR to a Participant either in tandem with the grant of an Award, or as an award that is separate from any Award granted under the Plan. Subject to the terms of an Agreement, a Participant who receives an SAR shall have the right, upon written request, to surrender any exercisable Award, or portion thereof, in exchange for cash, whole shares of Stock, or a combination thereof, as determined by the Committee, with a value equal to the excess of the Fair Market Value, as of the date of such request, of one share of Stock over the Fair Market Value of the Stock on the Date of Grant (or such other value specified in the Agreement), multiplied by the number of shares covered by the SAR or portion thereof to be surrendered. In the case of any SAR which is granted in connection with an Incentive Option, such SAR shall be exercisable only when the Fair Market Value of the Common Stock exceeds the price specified therefor in the SAR or portion thereof to be surrendered. In the event of the exercise of any SAR granted hereunder, the number of shares reserved for issuance under the Plan shall be reduced only to the extent that shares of Stock are actually issued in connection with the exercise of such SAR.


                       ARTICLE V.  STOCK SUBJECT TO PLAN

     5.1 Source of Shares. Upon the exercise of an Option, the Company shall deliver to the Participant authorized but previously unissued Stock.

     5.2 Maximum Number of Shares. The maximum aggregate number of shares of Stock that may be issued pursuant to the exercise of Awards is 600,000, subject to increases and adjust-



                                               PMT SERVICES, INC. 1997 EXECUTIVE
                                                            STOCK INCENTIVE PLAN
ments as provided in Article . The aggregate number of SARs that may be granted shall be determined by the Committee.

     5.3 Forfeitures. If any Award granted hereunder expires or terminates for any reason without having been exercised in full, the shares of Stock subject thereto shall again be available for issuance of an Award under this Plan.

                        ARTICLE VI.  EXERCISE OF AWARDS

     6.1 Exercise Price. The exercise price of an Incentive Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date the Incentive Option is granted. In the case of a Ten Percent Shareholder, however, the exercise price of an Incentive Option shall not be less than 110% of the Fair Market Value of a share of Stock on the date the Incentive Option is granted. The exercise price of a Nonqualified Option or an SAR shall be the price determined by the Committee at the time that such Award is granted. If the exercise price of an Award is changed after the date it is granted, such change shall be deemed to be a termination of the existing Award and the issuance of a new Award.

     6.2 Right to Exercise. An Award shall be exercisable on the date of grant or on any other date established by the Committee or provided for in an Agreement, provided, however, that Awards granted to officers subject to section 16 of the Exchange Act shall not be exercisable until at least six months after the Award is granted. A Participant must exercise an Incentive Option while he is an employee of the Company or an Affiliate or within the periods that may be specified in the Agreement after termination of employment, death, disability or a "change of control" (as defined in any change of control agreement to which the Company and any such Participant are parties).

     6.3 Maximum Exercise Period. The maximum period in which an Award may be exercised shall be determined by the Committee on the date of grant except that no Incentive Option shall be exercisable after the expiration of 10 years (five years in the case of Incentive Options granted to a Ten Percent Shareholder) from the date it was granted. The terms of any Award may provide that it is exercisable for a shorter period. All Incentive Options shall terminate on the date the Participant's employment with the Company terminates, except as otherwise provided in the Agreement with respect to termination of employment, death, disability or a "change of control" (as defined in any change of control agreement to which the Company and any such Participant are parties).

     6.4 Transferability. Generally, any Award granted under this Plan shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant. However, a Nonqualified Option or an SAR granted under this Plan may be transferable to the extent provided in an Agreement. Provided, further, that no right or interest of a Participant in any Award shall be liable for, or subject to, any lien, obligation or liability of such Participant.



                                               PMT SERVICES, INC. 1997 EXECUTIVE
                                                            STOCK INCENTIVE PLAN

     6.5 Employee Status. The Committee shall determine the extent to which a leave of absence for military or government service, illness, temporary disability, or other reasons shall be treated as a termination or interruption of employment for purposes of determining questions of forfeiture and exercise of an Award after termination of employment; provided, however, that if the period treated as employment with respect to an Incentive Option exceeds three months, such Option shall be deemed a Nonqualified Option.

                       ARTICLE VII.  METHOD OF EXERCISE

     7.1 Exercise. An Award granted hereunder shall be deemed to have been exercised on the Date of Exercise. Subject to the provisions of Articles and , an Award may be exercised in whole or in part at such times and in compliance with such requirements as the Committee shall determine.

     7.2 Payment. Unless otherwise provided by the Agreement, payment of the Award price shall be made in cash or, to the extent approved by the Committee, Stock that was acquired prior to the exercise of the Award, other consideration acceptable to the Committee, or a combination thereof.

     7.3 Federal Withholding Tax Requirements. Upon exercise of a Nonqualified Option or an SAR by a Participant who is an employee of the Company or an Affiliate, the Participant shall, upon notification of the amount due and prior to or concurrently with the delivery of the certificates representing the shares, pay to the Company amounts necessary to satisfy applicable federal, state and local withholding tax requirements or shall otherwise make arrangements satisfactory to the Company for such requirements. Such withholding requirements shall not apply to the exercise of an Incentive Option, or to a disqualifying disposition of Stock that is acquired with an Incentive Option, unless the Committee gives the Participant notice that withholding described in this Section is required.

     7.4 Shareholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to Options or SARs prior to the Date of Exercise of such Award. No Participant shall acquire rights as a stockholder through the grant or exercise of an SAR, except to the extent which the Committee, in its sole discretion, issues Stock to the Participant as payment upon the exercise of the SAR.

     7.5 Issuance and Delivery of Shares. Shares of Stock issued pursuant to the exercise of Awards hereunder shall be delivered to Participants by the Company (or its transfer agent) as soon as administratively feasible after a Participant exercises an Award hereunder and executes any applicable shareholder agreement or agreement described in Section 92 that the Company requires at the time of exercise.



                                               PMT SERVICES, INC. 1997 EXECUTIVE
                                                            STOCK INCENTIVE PLAN

               ARTICLE VIII.  ADJUSTMENT UPON CORPORATE CHANGES

     8.1 Adjustments to Shares. The maximum number of shares of stock with respect to which Awards hereunder may be granted and which are the subject of outstanding Awards, and the exercise price thereof, shall be adjusted as the Committee determines (in its sole discretion) to be appropriate, in the event that:

     (a) the Company or an Affiliate effects one or more stock dividends, stock splits, reverse stock splits, subdivisions, consolidations or other similar events;

     (b) the Company or an Affiliate engages in a transaction to which section 424 of the Code applies; or

     (c) there occurs any other event which in the judgment of the Committee necessitates such action;

Provided, however, that if an event described in paragraph (a) or (b) occurs, the Committee shall make adjustments to the limits on Awards specified in Sections 43 and 52 that are proportionate to the modifications of the Stock that are on account of such corporate changes. Notwithstanding the foregoing, the Committee may not modify the Plan or the terms of any Awards then outstanding or to be granted hereunder to provide for the issuance under the Plan of a different class of stock or kind of securities.

     8.2 Substitution of Awards on Merger or Acquisition. The Committee may grant Awards in substitution for stock awards, stock options, stock appreciation rights or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction to which section 424(a) of the Code applies. The terms of such substituted Awards shall be determined by the Committee in its sole discretion, subject only to the limitations of Article .

     8.3 Effect of Certain Transactions. The provisions of this Section 83 shall apply to the extent that an Agreement does not otherwise expressly address the matters contained herein. Upon a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company, as a result of which the shareholders of the Company receive cash, stock or other property in exchange for their shares of Stock (but not a public offering of Stock by the Company), and the Company is not the surviving entity (or survives only as a subsidiary that is controlled by another entity), any Award granted hereunder shall terminate, provided that the Participant shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to exercise his Awards in whole or in part, whether or not the vesting requirements set forth in any Agreement have been satisfied, unless the Committee elects to convert all Awards hereunder into stock incentive awards of an acquiring corporation. Provided, however, that, notwithstanding the foregoing, a portion of the acceleration of exercisability of Awards shall not occur with respect to any holder to the extent that such portion of acceleration would cause the Participant or holder of such Award to be liable for the payment of taxes pursuant

                                               PMT SERVICES, INC. 1997 EXECUTIVE
                                                            STOCK INCENTIVE PLAN
to section 4999 of the Code. If the Committee so elects to convert the Awards, the amount and price of such converted options shall be determined by adjusting the amount and price of the Awards granted hereunder in the same proportion as used for determining the number of shares of stock of the acquiring corporation the holders of the Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization, and the vesting schedule set forth in the Agreement shall continue to apply to the converted options.

     8.4 No Adjustment Upon Certain Transactions. The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards.

     8.5 Fractional Shares. Only whole shares of Stock may be acquired through the exercise of an Award. Any amounts tendered in the exercise of an Award remaining after the maximum number of whole shares have been purchased will be returned to the Participant.

           ARTICLE IX.  COMPLIANCE WITH LAW AND REGULATORY APPROVAL

     9.1 General. No Award shall be exercisable, no Stock shall be issued, no certificates for shares of Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all federal or state laws and regulations (including, without limitation, withholding tax requirements), federal and state securities laws and regulations and the rules of all securities exchanges or self-regulatory organizations on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence shares of Stock for which an Award is exercised may bear such legends and statements as the Committee upon advice of counsel may deem advisable to assure compliance with federal or state laws and regulations. No Award shall be exercisable, no Stock shall be issued, no certificate for shares shall be delivered and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from any regulatory bodies having jurisdiction over such matters.

     9.2 Representations by Participants. As a condition to the exercise of an Award, the Company may require a Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the laws referred to in Section 91. At the option of the Company, a stop transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel was provided (concurred in by counsel for the Company) and stating that such transfer is not in violation of any applicable law or regulation may be stamped on the stock certificate in order to assure exemption from registration. The Committee may also


                                               PMT SERVICES, INC. 1997 EXECUTIVE
                                                            STOCK INCENTIVE PLAN
require such other action or agreement by the Participants as may from time to time be necessary to comply with federal or state securities laws. This provision shall not obligate the Company or any Affiliate to undertake registration of options or stock hereunder.

                        ARTICLE X.  GENERAL PROVISIONS

     10.1 Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment of any employee at any time with or without assigning a reason therefor.

     10.2 Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon contractual obligations that may be created hereunder. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

     10.3 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The masculine gender when used herein refers to both masculine and feminine. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

     10.4 Governing Law. The laws of the State of Tennessee shall apply to all matters arising under this Plan, to the extent that federal law does not otherwise apply or preempt Tennessee law.

     10.5 Compliance With Section 16 of the Exchange Act. With respect to persons subject to liability under section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or successor provisions) under the Exchange Act. To the extent any provision of this Plan or action by Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

     10.6 Amendment. The Board may amend or terminate this Plan at any time; provided, however, an amendment that would have a material adverse effect on the rights of a Participant under an outstanding Award is not valid with respect to such Award without the Participant's consent, except as necessary for Incentive Options to maintain qualification under the Code; and provided, further, that the shareholders of the Company must approve, in general meeting:

     (a) 12 months before or after the date of adoption, any amendment that increases the aggregate number of shares of Stock that may be issued under Incentive Options or changes the employees (or class of employees) eligible to receive Incentive Options;



                                               PMT SERVICES, INC. 1997 EXECUTIVE
                                                            STOCK INCENTIVE PLAN

     (b) before the effective date thereof, any amendment that changes the number of shares in the aggregate which may be issued pursuant to Awards granted under the Plan or the maximum number of shares with respect to which any individual may receive options in any calendar year, except pursuant to Article ; and

     (c) before the effective date thereof, any amendment that increases the period during which Awards may be granted or exercised.

Moreover, shareholder approval shall not be required for minor amendments to the Plan that are intended to benefit the administration of the plan, for amendments necessitated by changes in legislation or administrative rules governing the Plan, or for amendments that the Board deems necessary to obtain or maintain favorable tax, securities exchange or regulatory treatment of the Plan for future Participants.

     10.7 Duration of Plan. This Plan shall continue until it is terminated by the Board pursuant to Section 106. However, no Incentive Option may be granted under this Plan more than 10 years after the earlier of the date that the Plan is adopted by the Board or the date that the Plan is approved by shareholders as provided in Section 108. Incentive Options granted before such date shall remain valid in accordance with their terms.

     10.8 Effective Date of Plan. This Plan shall be effective on the date of its adoption by the Board, September 10, 1997. Awards may be granted hereunder at any time after such adoption; provided, however, that the effectiveness of this Plan will be retroactively revoked if it is not approved by the shareholders of the Company in a manner that satisfies Treasury Regulation section 1.422-5 within 12 months of the date that the Board took action to adopt the Plan. All Awards granted under the Plan will become void immediately following the 12-month anniversary of the date the Board adopted the Plan if such approval by shareholders has not yet been obtained.


                                   EXECUTION

     IN WITNESS WHEREOF, the undersigned officer has executed this Plan on this the _____ day of _________, 1997, but to be effective as provided in Section 108.

                                   PMT SERVICES, INC.



                                   By:  _______________________________

                                   Its: _______________________________



                                               PMT SERVICES, INC. 1997 EXECUTIVE
                                                            STOCK INCENTIVE PLAN

                                     PROXY
                              PMT SERVICES, INC.
                        ANNUAL MEETING OF SHAREHOLDERS
                               DECEMBER 19, 1997

     The undersigned hereby appoints Richardson M. Roberts or Gregory S. Daily, or either of them, with power of substitution, as Proxies to vote all stock of PMT Services, Inc. owned by the undersigned at the Annual Meeting of Shareholders to be held at the Company's corporate headquarters, 3841 Green Hills Village Drive, Nashville, Tennessee, at 10:00 A.M. on December 19, 1997, and any adjournment thereof, on the following items of business, all of which are proposed by the Company and none of which is conditioned upon the approval of any other proposal, and such other business as may properly come before the meeting:

     1. [_] FOR THE ELECTION AS CLASS I DIRECTORS OF ALL NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW)

          [_] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

          Robert C. Fisher, Jr. and Harold L. Siebert

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE HIS NAME IN THE SPACE PROVIDED BELOW.

          --------------------------------------------------------------------
     2. Proposal to approve the amendment and restatement of the Company's 1994 Incentive Stock Plan.

          [_] FOR              [_] AGAINST              [_] ABSTAIN

     3. Proposal to approve the amendment and restatement of the Company's 1994 Non-Employee Director Stock Option Plan.

          [_] FOR              [_] AGAINST              [_] ABSTAIN

     4.   Proposal to approve the Company's 1997 Executive Stock Incentive Plan.

          [_] FOR              [_] AGAINST              [_] ABSTAIN

     5. Proposal to ratify Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending July 31, 1998.

          [_] FOR              [_] AGAINST              [_] ABSTAIN

     6. In their discretion, upon such other matters as may properly come before the meeting or any adjournment thereof, including without limitation matters which the Board of Directors do not know a reasonable time before the solicitation of this proxy are to be presented at the Annual Meeting and matters incident to the conduct of the meeting.

          [_] FOR              [_] AGAINST              [_] ABSTAIN

                              PMT SERVICES, INC.

    THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR ALL PROPOSALS.

     Please sign exactly as your name appears on your stock certificates. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _____________, 1997       _____________________________________
                                 Signature of Shareholder

                                 _____________________________________
                                 Signature if held jointly
                                 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                 CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


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